UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

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Proxy Statement Pursuant to Section 14(a) of
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THERMON GROUP HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

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Thermon Group Holdings, Inc.
7171 Southwest Parkway
Building 300 | Suite 200
Austin, Texas 78735

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on July 22, 2020

To the stockholders of Thermon Group Holdings, Inc.:

Notice is hereby given that the 2020 Annual Meeting of Stockholders (the "2020 Annual Meeting") of Thermon Group Holdings, Inc., a Delaware corporation (the "Company," "Thermon," "we" or "our"), will be held on Wednesday, July 22, 2020, at 11:30 a.m. Central Time, at 100 Thermon Drive, San Marcos, Texas 78666 for the following purposes, as more fully described in the accompanying proxy statement (the "Proxy Statement"):

(1)	to elect the eight director nominees named in the Proxy Statement;

(2)	to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021;

(3)	to approve, on a non‑binding advisory basis, the compensation of our Named Executive Officers, as described in the Proxy Statement;

(4)	to approve the Thermon Group Holdings, Inc. 2020 Long‑Term Incentive Plan; and

(5)	to transact such other business that may properly come before the 2020 Annual Meeting and any postponement or adjournment thereof.

We are pleased to continue utilizing the United States Securities and Exchange Commission's "notice and access" rules. Accordingly, we are providing stockholders access to our proxy materials over the Internet, which reduces the cost and environmental impact of the 2020 Annual Meeting. On or about June 12, 2020, we began mailing a Notice of Internet Availability of Proxy Materials (the "Notice") to all stockholders of record as of June 1, 2020 (the "Record Date"). The Notice contains instructions on how to access our proxy materials as well as information on how to vote your shares. Only holders of record of our common stock as of the close of business on the Record Date are entitled to receive notice of, attend and vote at the 2020 Annual Meeting.

It is important that your shares are represented and voted at the meeting and, whether or not you expect to attend in person, we encourage you to vote as promptly as possible to ensure that your vote is counted. Thank you for your continued support.

Very truly yours,

John Nesser	Bruce Thames
Chairman of the Board	President and Chief Executive Officer

Austin, Texas
June 12, 2020

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE 2020 ANNUAL MEETING, WE ENCOURAGE YOU TO READ THE PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTE INSTRUCTIONS AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. YOUR PROMPT ACTION WILL AID THE COMPANY IN REDUCING THE EXPENSE OF PROXY SOLICITATION.

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Stockholders of Thermon Group Holdings, Inc. to be Held on Wednesday, July 22, 2020:
As permitted by rules adopted by the Securities and Exchange Commission, rather than mailing a full paper set of these proxy materials, we are mailing to many of our stockholders only a notice of Internet availability of proxy materials containing instructions on how to access these proxy materials and submit proxy votes online.

The Notice, Proxy Statement and 2020 Annual Report are available at: http://www.proxyvote.com

Thermon Group Holdings, Inc.
7171 Southwest Parkway
Building 300 | Suite 200
Austin, Texas 78735

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 22, 2020

GENERAL INFORMATION

This proxy statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the board of directors (the "Board") of Thermon Group Holdings, Inc. (the "Company," "Thermon," "we," "our," "us" and similar terms) on the Company's behalf for use at the 2020 Annual Meeting of Stockholders of the Company to be held at the 100 Thermon Drive, San Marcos, Texas 78666 on Wednesday, July 22, 2020 at 11:30 a.m. Central Time, and any adjournment or postponement thereof (the "2020 Annual Meeting").

Pursuant to provisions of our Second Amended and Restated Bylaws (the "Bylaws") and by action of our Board, the close of business on June 1, 2020 was established as the time and record date for determining the stockholders entitled to receive notice of, attend and vote at the 2020 Annual Meeting (the "Record Date").

As permitted by the rules adopted by the United States Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials primarily via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the "Notice") to our stockholders of record as of the Record Date who are entitled to vote at the 2020 Annual Meeting. Instructions on how to access and review these proxy materials electronically, request hard copies of these materials and submit proxy votes online are stated in the Notice.

We began mailing the Notice to stockholders of record on or about June 12, 2020. We first made this Proxy Statement available to our stockholders at http://www.proxyvote.com on or about June 12, 2020, along with our Annual Report on Form 10-K for the fiscal year ended March 31, 2020, as filed with the SEC on June 1, 2020 (the "2020 Annual Report"). We encourage you to read the 2020 Annual Report. It includes our audited financial statements and provides information about our business.

How can I attend the 2020 Annual Meeting?

Only stockholders as of the Record Date are entitled to attend the 2020 Annual Meeting, which will be held on Wednesday, July 22, 2020 at the 100 Thermon Drive, San Marcos, Texas 78666. Doors will open at 11:00 a.m., Central Time, and the meeting will begin promptly at 11:30 a.m., Central Time.

What is the Company’s fiscal year?

The Company's fiscal year ends on March 31. In this Proxy Statement, we refer to the fiscal years ended March 31, 2018, 2019, 2020, 2021 and 2022 as "Fiscal 2018," "Fiscal 2019," "Fiscal 2020," "Fiscal 2021" and "Fiscal 2022," respectively. Unless otherwise stated, all financial information presented in this Proxy Statement is based on the Company’s fiscal calendar.

What items will be voted on at the 2020 Annual Meeting?

Stockholders may vote on the following proposals at the 2020 Annual Meeting:

•	the election to the Board of the eight director nominees named in this Proxy Statement;

•	ratification of the appointment of KPMG LLP ("KPMG") as the Company’s independent registered public accounting firm for Fiscal 2021;

•	the approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers, as described in this Proxy Statement; and

•	the approval of the Thermon Group Holdings, Inc. 2020 Long‑Term Incentive Plan (the "2020 LTIP").

The Company is not aware of any other business to be presented for a vote of the stockholders at the 2020 Annual Meeting. If any other matters are properly presented, the people named as proxies will have discretionary authority, to the extent permitted by law, to vote on such matters according to their best judgment. The chairman of the 2020 Annual Meeting may refuse to allow presentation of a proposal or nominee for the Board if the proposal or nominee was not properly submitted.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

•	"FOR" the election to the Board of each of the eight director nominees named in this Proxy Statement;

•	"FOR" ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for Fiscal 2021; and

•	"FOR" the resolution to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, as described in this Proxy Statement.

•	"FOR" the resolution to approve the 2020 LTIP, as described in this Proxy Statement.

Who may vote at the 2020 Annual Meeting?

Holders of our common stock on the Record Date are entitled to one vote for each share of the Company’s common stock held on the Record Date. As of the Record Date, there were 33,004,508 shares of the Company’s common stock issued and outstanding and approximately 15 stockholders of record.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If, on the Record Date, your shares were registered directly in your name with the Company’s transfer agent, Broadridge Financial Solutions, Inc. ("Broadridge"), you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by Broadridge at the Company's request. If you request printed copies of the proxy materials by mail, you will receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If, on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in "street name," and the Notice was sent to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the 2020 Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a "vote instruction form" to be sent to you by the organization that holds your shares.

What is the quorum requirement for the 2020 Annual Meeting?

The presence in person or by proxy of the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote at the 2020 Annual Meeting is required for the transaction of business. This is called a "quorum." If you: (i) are present and vote in person at the 2020 Annual Meeting, or (ii) have voted on the Internet, by telephone or by properly submitting a proxy card or vote instruction form by mail, your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against or abstained. Broker non-votes, as described below, will also be counted for purposes of determining whether a quorum is present. If a quorum is not present, the 2020 Annual Meeting will be adjourned until a quorum is obtained.

If I am a stockholder of record of the Company’s shares, how do I vote?

If you are a stockholder of record, there are four ways to vote:

•	In person. You may vote in person at the 2020 Annual Meeting. The Company will give you a ballot when you arrive.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares held in street name, there are four ways to vote:

•
In person. If you wish to vote in person at the 2020 Annual Meeting, you must obtain a "legal proxy" from the organization that holds your shares. A legal proxy is a written document that authorizes you to vote your shares held in street name at the 2020 Annual Meeting. Please contact that organization for instructions regarding obtaining a legal proxy. You must bring a copy of the legal proxy to the 2020 Annual Meeting and ask for a ballot from an usher when you arrive. You must also bring valid photo identification such as a driver's license or passport. In order for your vote to be counted, you must hand both the copy of the legal proxy and your completed ballot to an usher to be provided to the inspector of election.

•
Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the vote instruction form to be sent to you by the organization that holds your shares. The availability of Internet voting may depend on the voting process of the organization that holds your shares.

•
By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the vote instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your shares.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided.

Can I change my vote?

You may revoke your proxy and change your vote at any time prior to the vote at the 2020 Annual Meeting. Prior to the applicable cutoff time, you may enter a new vote by using the Internet or the telephone or by mailing a new proxy card or new vote instruction form bearing a later date (which will automatically revoke your earlier voting instructions). If you are a stockholder of record, you may accomplish this by granting a new proxy or by voting in person at the 2020 Annual Meeting. If you are a beneficial owner of shares held in street name, you may change your vote by submitting new voting instructions to your broker or nominee.

How are proxies voted?

All shares represented by valid proxies received prior to the 2020 Annual Meeting will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the 2020 Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the broker or nominee that holds your shares with specific voting instructions, the broker or nominee that holds your shares may generally vote your shares on "routine" matters but cannot vote your shares on "non-routine" matters. If the broker or nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, it will inform the inspector of election that it does not have the authority to vote on such matter with respect to your shares. This occurrence is referred to as a "broker non-vote." The only routine matter scheduled to be voted upon at the 2020 Annual Meeting is Proposal

No. 2 (to ratify the appointment of the Company’s independent registered public accounting firm for Fiscal 2021). All other matters scheduled to be voted upon are non-routine and therefore broker non-votes may exist in connection with Proposals No. 1 (to elect the eight director nominees named in this Proxy Statement), No. 3 (to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, as described in this Proxy Statement), and No. 4 (to approve the 2020 LTIP, as described in this Proxy Statement). Therefore, if you hold your shares in street name through a broker or other nominee, it is critical that you instruct your broker or other nominee how to vote on Proposals No. 1, No. 3 and No. 4 if you want your vote to count.

What is the vote required for each proposal and how are abstentions and broker non-votes treated?

Proposal No. 1 (to elect the eight director nominees named in this Proxy Statement): Directors will be elected by a plurality of the votes cast at the 2020 Annual Meeting. The eight director nominees named in this Proxy Statement receiving the greatest number of affirmative votes of the shares entitled to be voted will be elected as directors to serve until the next annual meeting of stockholders, until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. Broker non-votes are not considered votes cast on the matter and will have no effect on the outcome of this proposal. Our Corporate Governance Guidelines require any incumbent director who receives a greater number of votes "withheld" than votes "for" in an uncontested election to promptly submit a written offer of resignation to the Nominating and Corporate Governance Committee (the "N&CG Committee"), which will review and evaluate the offer of resignation and recommend to the Board whether to accept or reject the resignation. The Board will decide whether to accept or reject the resignation and publicly disclose its decision and, if it rejects the resignation, the rationale behind such decision, within ninety (90) days after the election results for the 2020 Annual Meeting are certified.

Proposal No. 2 (to ratify the appointment of the Company's independent registered public accounting firm): Approval of Proposal No. 2 will require the affirmative vote by the holders of stock having a majority of the votes which could be cast by holders of shares: (i) present in person or by proxy at the 2020 Annual Meeting and (ii) entitled to vote on such matter. Abstentions will have the same practical effect as votes against the proposal. Proposal No. 2 is considered a routine matter; therefore, no broker non-votes are expected in connection with this proposal.

Proposal No. 3 (to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, as described in this Proxy Statement): Approval of Proposal No. 3 will require the affirmative vote by the holders of stock having a majority of the votes which could be cast by the holders of shares: (i) present in person or by proxy at the 2020 Annual Meeting and (ii) entitled to vote on such matter. Abstentions will have the same practical effect as votes against the proposal. Broker non-votes are not considered entitled to vote on the matter and will have no effect on the outcome of this proposal.

Proposal No. 4 (to approve the 2020 LTIP, as described in this Proxy Statement): Approval of Proposal No. 4 will require the affirmative vote by the holders of stock having a majority of the votes which could be cast by the holders of shares: (i) present in person or by proxy at the 2020 Annual Meeting and (ii) entitled to vote on such matter. Abstentions will have the same practical effect as votes against the proposal. Broker non-votes are not considered entitled to vote on the matter and will have no effect on the outcome of this proposal.

Who will serve as the inspector of election?

Our Corporate Secretary or his designee will act as the inspector of election.

Where can I find the voting results of the 2020 Annual Meeting?

The preliminary voting results will be announced at the 2020 Annual Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the 2020 Annual Meeting.

Who is paying for the cost of this proxy solicitation?

The Company is paying the costs of the solicitation of proxies. In addition to solicitation by mail, proxies may be solicited personally or by telephone, facsimile, email or other means by our directors, officers or regular employees on the Company’s behalf. Upon request, we will also reimburse brokerage firms, banks, broker-dealers or other similar organizations and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for sending proxy and solicitation materials to beneficial owners of stock.

What is householding?

SEC rules allow us to deliver a single Notice to one physical address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant cost savings. To take advantage of this opportunity, we will deliver only one Notice to multiple stockholders who share an address, unless we have received different instructions from the affected stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate Notice, as requested, to any stockholder at the shared address to which a single copy was delivered. If you prefer to receive a separate copy of the Notice, contact: Thermon Group Holdings, Inc., 7171 Southwest Parkway, Building 300, Suite 200, Austin, Texas 78735, Attention: General Counsel, Telephone: (512) 690-0600.

Will any other matters be acted on at the 2020 Annual Meeting?

As of the date these proxy materials were mailed, we are not aware of any other matters to be presented at the 2020 Annual Meeting other than the proposals described herein. If you grant a proxy, the persons named as proxy holders will vote your shares on any additional matters properly presented for a vote at the meeting as recommended by the Board or, if no recommendation is given, in their own discretion.

Whom should I call with other questions?

If you have additional questions about these proxy materials or the 2020 Annual Meeting, please contact: Thermon Group Holdings, Inc., 7171 Southwest Parkway, Building 300, Suite 200, Austin, Texas 78735, Attention: General Counsel, Telephone: (512) 690-0600.

DIRECTORS AND EXECUTIVE OFFICERS

Directors

Our Board currently consists of nine directors with each director serving a one-year term expiring at the 2020 Annual Meeting. The authorized number of directors is presently fixed at nine (9) and will be reduced to eight (8) following the conclusion of the 2020 Annual Meeting. Mr. Sorrentino will not stand for re-election at the 2020 Annual Meeting in compliance with the mandatory retirement provisions of the Company's corporate governance guidelines (the "Director Retirement Policy"). Our Board historically has maintained a composition of eight (8) directors, subject to expansion in order to permit the orderly succession of directors.

Upon the recommendation of the N&CG Committee, the Board has nominated each of John U. Clarke, Linda A. Dalgetty, Roger L. Fix, Marcus J. George, Kevin J. McGinty, John T. Nesser, III, Michael W. Press and Bruce A. Thames for re-election at the 2020 Annual Meeting. Each of the directors elected at the 2020 Annual Meeting will serve a one-year term expiring at the 2021 Annual Meeting of Stockholders (the "2021 Annual Meeting") and will hold office until his or her successor has been elected and qualified or until the director's earlier death, resignation or removal.

Name	Position	Age[1]	Director Since	Tenure[1]
John U. Clarke	Director	67	2019	1
Linda A. Dalgetty	Director	58	2018	2.2
Roger L. Fix	Director	67	2019	1
Marcus J. George	Director	50	2010	10.3
Kevin J. McGinty	Director	71	2012	8.2
John T. Nesser, III	Director	71	2012	8.2
Michael W. Press	Director	73	2011	9.2
Bruce A. Thames	Director, President and Chief Executive Officer	57	2016	4.3

(1)	Age and tenure presented in number of years as of the date of the 2020 Annual Meeting.

Each of the nominees has indicated his or her willingness to serve, if elected, but if any of the nominees should be unable or unwilling to serve at the time of the 2020 Annual Meeting, the Board may either reduce its size, or designate or not designate a substitute nominee. If the Board designates a substitute nominee, proxies that would have been cast for the original nominee will be cast for the substitute nominee, unless instructions are given to the contrary. The biographies below describe the skills, qualifications, attributes and experience of each of the nominees that led the Board to determine that it is appropriate to nominate each director.

John U. Clarke has served as director since July 2019. Mr. Clarke currently serves as a partner of Turnbridge Capital, LLC, a private equity firm investing in companies focused primarily on energy services and equipment and infrastructure, a position that he has held since 2011. From 2004 through 2009, Mr. Clarke served as the chief executive officer and executive chairperson of NATCO Group, Inc. (“NATCO”), a publicly traded oilfield equipment manufacturer and related services provider. During a two decade period beginning in the mid-1970s, Mr. Clarke served as the Chief Financial Officer or otherwise as a senior executive in several large, publicly traded, energy-related companies, including Transco Energy Company, Cabot Oil & Gas Corp., and Dynegy Inc. Mr. Clarke also served as a Managing Director of Simmons & Company from 1996 to 1997. Previously, Mr. Clarke has served as a director of Glori Energy, Inc. from 2011 to 2015, Tesco Corporation from 2011 to 2013 and Penn Virginia Corporation from 2009 to 2016. Mr. Clarke earned a B.A. in Economics from The University of Texas and a M.B.A. from Southern Methodist University. Mr. Clarke brings to the Board a wealth of managerial experience in publicly traded companies, including as both a chief executive officer and chief financial officer.

Linda A. Dalgetty has served as a director since May 2018. Ms. Dalgetty is currently Vice President, Finance and Services at the University of Calgary, a position she has held since July 2014. In her role at the University of Calgary, she has direct responsibility for a large portfolio of university departments, including finance, human resources, information technology, risk, ancillary operations and internal audit. Prior to joining the University of Calgary in 2014, Ms. Dalgetty served as Senior Vice President and Chief Financial Officer of Saxon Energy Services, Inc. from 2013 to 2014, during which time she was responsible for all of the financial functions of a global organization, including reporting, planning, operational accounting and information technology. Prior to her role at Saxon, Ms. Dalgetty served from 1995 to 2013 in various roles of increasing responsibility at Nutrien Ltd. (NYSE:NTR) (formerly, Agrium Inc. ("Agrium")) and Agroservicios Pampeanos SA (a wholly-owned Argentinian subsidiary of

Agrium), with her final role being Agrium's Chief Information Officer. Ms. Dalgetty began her early career working as an audit manager with Ernst & Young LLP from 1989 to 1995. Ms. Dalgetty holds a bachelor of commerce degree from the Haskayne School of Business at the University of Calgary. She is also a chartered accountant and earned an associate diploma in agribusiness from the University of Guelph. Ms. Dalgetty brings broad-based North American and international financial expertise and business experience to the Board. In addition, Ms. Dalgetty has led crisis management efforts related to cybersecurity matters.

Roger L. Fix has served as director since July 2019. Mr. Fix currently serves as the non-executive chairman of the board of Flowserve Corporation (“Flowserve”), an international supplier of engineered pumps, valves, automation, and services to the oil, gas, chemical, power and other general industries, a position he has held since 2017. Mr. Fix served as the President and Chief Executive Officer of Standex International Corporation (“Standex”), a publicly traded diversified manufacturing and marketing company from 2003 until his retirement in 2014. He was Standex’s Chief Operating Officer from 2001 to 2002. Mr. Fix served on the Standex board of directors from 2001 to 2017 and was non-executive chairman of Standex from 2014 to 2016. Before joining Standex, he was employed by Outboard Marine Corporation, a marine manufacturing company, as Chief Executive Officer and President from 2000 to 2001 and Chief Operating Officer and President during 2000. He served as Chief Executive Officer of John Crane Inc., a global manufacturer of mechanical seals for pump and compressor applications in the process industry, from 1998 to 2000 and as its President - North America from 1996 to 1998. He was President of Xomox Corporation, a manufacturer of process control valves and actuators, from 1993 to 1996. Mr. Fix has served as a director of Commercial Vehicle Group, Inc. since 2014 and of Flowserve since 2006. Mr. Fix holds a M.S. in Mechanical Engineering from The University of Texas at Austin and a B.S. in Mechanical Engineering from the University of Nebraska. Mr. Fix brings a wealth of experience in industrial manufacturing and international business to the Board as well as significant experience as a chief executive officer of a publicly traded company.

Marcus J. George has served as a director since April 2010. In 2015, Mr. George co-founded and is currently a partner at Onward Capital LLC ("Onward Capital"), a private equity firm focused on investing in and growing lower middle market industrial businesses. Mr. George has served on the board of directors of Domaille Engineering LLC, a privately held technology company providing creative engineering, manufacturing and supply chain management solutions for many different markets, since November 2016. Mr. George previously served as a partner at the private equity firm CHS Capital LLC ("CHS") until March 2015. CHS is one of our former private equity sponsors. Mr. George joined CHS in 1997 and was promoted to partner in 2007. Prior to joining CHS, Mr. George was employed by Heller Financial, Inc. in the corporate finance group. He was also an associate at KPMG from 1991 to 1993. Mr. George previously served as a director of GSE Holdings, Inc. ("GSE"), a global provider of engineered geosynthetic containment solutions for environmental protection and confinement applications, from June 2011 to August 2014, Dura-Line Holdings, Inc., Waddington North America, Inc. and KB Alloys, LLC. Mr. George holds a B.B.A. from the University of Notre Dame and a M.B.A. from the University of Chicago. We believe that Mr. George's substantial experience in private equity investments focused on infrastructure and industrial products and financial and capital markets matters bring important and valuable skills to the Board.

Kevin J. McGinty has served as a director since June 2012. Mr. McGinty currently serves the private investment firm Ursula Capital Partners as a special limited partner, a position that he has held since 2017. He is also a retired senior advisor of Peppertree Capital Management, Inc. ("Peppertree"), a private equity fund management firm from which he retired in 2015. Prior to founding Peppertree in January 2000, he served as a managing director of Primus Venture Partners from 1990 to 1999. In both organizations, Mr. McGinty was involved in private equity investing, both as a principal and as a limited partner. From 1970 to 1990, Mr. McGinty was employed by Society National Bank, now KeyBank, N.A., where in his final position he was an executive vice president. Mr. McGinty has over 40 years of experience in the banking and private equity industries, including 20 years as an officer of a bank and 20 years serving in the role of managing director for a variety of private equity firms. Mr. McGinty previously served as a director of Marlin Business Services, Inc. (NASDAQ:MRLN) from February 1998 to 2014. He also has 25 years of experience serving as a director of privately held companies. Mr. McGinty has also held leadership positions with various cultural and community organizations. Mr. McGinty received his undergraduate degree in economics from Ohio Wesleyan University and his M.B.A. in finance from Cleveland State University. The Board views Mr. McGinty’s independence, his banking experience, his experience in private equity, capital markets and mergers and acquisitions, as well as his experience as a director of other companies and his demonstrated leadership roles in business and community activities as important qualifications, skills and experience for serving as a director.

John T. Nesser, III has served as a director since June 2012 and has been our independent chairman of the Board ("Chairman") since July 2019. Since July 2013, Mr. Nesser has served as the co-founder, manager, co-chief executive officer and director of All Coast, LLC ("All Coast"). Following its acquisition of Hercules Offshore Domestic Liftboat Fleet in July 2013, All Coast owns and operates the largest fleet of liftboats for the offshore oil and gas market in the Gulf of Mexico. Mr. Nesser retired as executive vice president and chief operating officer of McDermott International, Inc. (NYSE:MDR) ("McDermott") in 2011. He joined McDermott, a global engineering, procurement, construction and installation company, with a focus on the energy industry, as associate general counsel in 1998 and spent over ten years in various senior management roles, including as general counsel, chief administrative officer and chief legal officer. Previously, he served as a managing partner of Nesser, King & LeBlanc, a New Orleans law firm, which he co-founded in 1985. Mr. Nesser served as a director of Layne Christensen Company (NASDAQ:LAYN) from August 2013 until its acquisition by Granite in June 2018. Mr. Nesser is a member of the Texas and Louisiana Bar Associations (inactive) and is also a member of the Louisiana State University Law Center Board of Trustees. Mr. Nesser holds a B.S. in Business Administration, majoring in finance, and a J.D. from Louisiana State University. We believe that Mr. Nesser’s significant prior experience in the roles of chief operating officer and general counsel and his legal, corporate governance and operational backgrounds make a significant contribution to the Board’s current mix of skills and experience and qualify him to be a director.

Michael W. Press has served as a director since the completion of the Company's initial public offering of common stock ("IPO") in May 2011. He is a retired chief executive officer of KBC Advanced Technologies PLC (LSE:KBC), a publicly traded international petroleum and petrochemicals consulting and software firm, a position he held from 1997 to 2001. Since 2001, Mr. Press has served on various boards of directors and worked with a number of private equity backed companies in the United States, Europe and Asia, often in preparation for a public listing or sale. He served on the board of directors of Chart Industries, Inc. (NASDAQ:GTLS) from 2006 to 2016. He also served on the board of directors of Lamprell plc (LSE:LAM), a provider of diversified engineering and contracting services to the onshore and offshore oil & gas and renewable energy industries, from 2013 to 2015. Mr. Press previously served as a director and senior independent director of Petrofac, Ltd. (LSE:PFC) from 2002 to 2010. He holds a B.S. from Colorado College, a M.S. from Columbia University and an Advanced Management Program degree from Stanford University. Mr. Press brings to the Board substantial experience as a director and executive officer of publicly held companies and over 30 years of international energy industry experience, including senior executive positions at The Standard Oil Company, British Petroleum plc, BP America and Amerada Hess Corporation. He also has significant manufacturing, operations, finance, corporate governance and corporate development experience gained from serving on 18 public and private boards both in the United States and internationally.

Bruce A. Thames joined the Company in April 2015 as Executive Vice President and Chief Operating Officer. He was promoted to President and Chief Executive Officer and appointed as a member of the Board on April 1, 2016. Prior to joining Thermon, Mr. Thames was Senior Vice President and Chief Operating Officer of TD Williamson in Tulsa, Oklahoma, a position he held since 2012. TD Williamson manufactures and delivers a portfolio of solutions to the owners and operators of pressurized piping systems for onshore and offshore applications. He joined TD Williamson in 2005 as Vice President, North America and also served as Vice President and General Manager, Eastern Hemisphere from 2010 to 2012. Mr. Thames began his career with Cooper Industries (formerly Intool), where he spent twelve years in various roles within the product engineering, marketing and operations groups. Mr. Thames then joined GE Energy (formerly Dresser Flow Solutions) ("Dresser") and served primarily as the Director of North American Operations and Product Director for Ball Valves globally for Dresser's Valve Group during his tenure from 2002 to 2005. Mr. Thames holds a B.S. in Mechanical Engineering from The University of Texas at Austin. Mr. Thames brings extensive leadership skills, international acumen, product innovation and industry knowledge to the Board.

Executive Officers

The following table and biographies set forth certain information about our current executive officers (collectively, the "Executive Officers"). Information pertaining to Mr. Thames, who is currently both a director and an executive officer of the Company, may be found in the section above entitled "Directors and Executive Officers — Directors."

Executive Officer	Title	Age as of the 2020 Annual Meeting
Bruce Thames	President & Chief Executive Officer	57
Jay Peterson	Chief Financial Officer	63
David Buntin	Senior Vice President, Thermon Heat Tracing	50
Thomas Cerovski	Senior Vice President, Global Sales	48
Kevin Fox	Vice President, Corporate Development	36
Candace Harris-Peterson	Vice President, Human Resources	41
James Pribble	Senior Vice President, Thermon Heating Systems	45
Mark Roberts	Senior Vice President, Global Engineering and Project Services	59
Johannes (René) van der Salm	Senior Vice President, Global Operations	56
Ryan Tarkington	General Counsel & Corporate Secretary	39

Jay Peterson joined the Company in July 2010 as Chief Financial Officer and Senior Vice President, Finance. Prior to joining Thermon, Mr. Peterson held positions as Chief Financial Officer, Vice President of Finance, Senior Director of Finance, Secretary and Treasurer at Asure Software, Inc. (NASDAQ:ASUR) (formerly Forgent Networks, Inc.) ("Forgent"). Mr. Peterson started with Forgent in 1995 and was named Chief Financial Officer in 2001. Before joining Forgent, Mr. Peterson was Assistant Controller in Dell Computer Corporation’s $1 billion Direct division. He also spent 11 years in various financial management positions with IBM Corporation (NYSE:IBM). Mr. Peterson holds a B.A. and a M.B.A. from the University of Wisconsin.

David Buntin joined the Company in January 2017 as Senior Vice President, Research and Development. In May 2019, Mr. Buntin was promoted to Senior Vice President, Thermon Heat Tracing. Prior to joining the Company, from 2007 to 2016, Mr. Buntin served first as Vice President, Engineering and R&D, and then as Chief Operating Officer for Enovation Controls, Inc., a company that provides instrumentation, displays, controls, and fuel systems for natural gas engines and compressors as well as industrial and marine equipment. Before joining Enovation Controls, Inc., from 1998 to 2007, Mr. Buntin served as the Vice President of Engineering for SecureLogix Corporation, a successful high-tech startup providing telephony and voice-over-IP security solutions. Prior to SecureLogix Corporation, from 1994 to 1998, Mr. Buntin served in various engineering roles of increasing responsibility with Southwest Research Institute. Mr. Buntin holds a B.S. in electrical engineering from Baylor University and a M.S. in electrical engineering from Texas A&M University.

Thomas Cerovski joined the Company in January 2019 as Senior Vice President, Global Sales, where Mr. Cerovski manages the Company's profit and loss business units and commercial organization. Prior to joining the Company, from 2018 until 2019, Mr. Cerovski was the Senior Vice President, Global Sales and Business Development for Trojan Battery Company, a leading manufacturer of deep-cycle batteries. From 2013 through 2018, Mr. Cerovski held various positions at Dover Corporation, a conglomerate manufacturer of industrial products, including Vice President and General Manager, Dispenser Business Unit, and Vice President, Product and Technology Services, Wayne Fueling Systems. Prior to joining Dover Corporation, Mr. Cerovski served for fourteen (14) years in various positions with General Electric Company. Mr. Cerovski began his career at the Nuclear Regulatory Commission. Mr. Cerovski brings more than twenty-five (25) years of energy industry leadership experience in positions ranging from engineering, product management, sales, business development, and business unit management. Mr. Cerovski holds a B.S. from Montana State University, a M.S from Purdue University, and a M.B.A. from George Washington University.

Kevin Fox joined the Company in March 2019 as Vice President, Corporate Development. In this role, Mr. Fox manages the Corporate Development, Investor Relations and the global Marketing activities of the Company. Prior to joining Thermon, Mr. Fox served in various roles of increasing responsibility in strategy, corporate development and finance with General Electric Company from 2006 to 2019. Mr. Fox holds a B.A. from Boston College and a M.B.A. from Northwestern University’s Kellogg School of Management.

Candace Harris-Peterson joined the Company in January 2017 as Vice President of Human Resources. Prior to joining the Company, from 2006 to 2016, Ms. Harris-Peterson was the Senior Business Partner, Global Sales and Services for TD Williamson,

Inc., a global solutions provider to the owners and operators of pressurized piping systems for onshore and offshore applications. Ms. Harris-Peterson holds a B.A. in organizational leadership from Chapman University in Orange, California.

James Pribble joined the Company in May 2016 as Senior Vice President of Global Corporate Development, where Mr. Pribble led the Company's mergers and acquisitions, product management, and marketing functions. In 2017, Mr. Pribble was promoted to Senior Vice President, Thermon Heating Systems. Prior to joining the Company, from 2011 to 2016, Mr. Pribble served in various roles at FMC Technologies, Inc., a global market leader in subsea systems, including President and General Manager of Direct Drive Systems, Inc., a wholly-owned subsidiary of FMC Technologies, Inc., and the Director of Strategy and Business Development for FMC Technologies Emerging Technologies Businesses. Prior to joining FMC Technologies, Inc., Mr. Pribble was a U.S. Naval Officer and pilot. Mr. Pribble holds a B.S. in marine transportation from the U.S. Merchant Marine Academy and a M.B.A. from Duke University's Fuqua School of Business.

Mark Roberts joined the Company in October 2016 as Vice President of Global Engineering and Project Services. Prior to joining the Company, from September 2011 to September 2015, Mr. Roberts served as Vice President, Executive Vice President and President of Audubon Engineering Company, LLC, a professional Engineering Firm. During his thirty-five (35) year career in the energy industry, Mr. Roberts has held executive and management positions within technical sales, business development, engineering and business unit management. Mr. Roberts holds a B.S. in chemical engineering from The University of Texas at Austin.

Johannes (René) van der Salm joined the Company in October 2001 as European Logistics Manager based at the Company's European headquarters in Pijnacker, the Netherlands. In 2006, Mr. van der Salm was promoted to Vice President, Manufacturing and Logistics. During that period, he divided his time between the Company's offices in the United States and Europe. In 2007, Mr. van der Salm was promoted to Senior Vice President, Operations and permanently relocated to Texas. He was instrumental in the global implementation of the Company’s enterprise resource planning software. In 2011, Mr. van der Salm was promoted to Senior Vice President, Global Operations. After completing his undergraduate studies and a period of military service, Mr. van der Salm worked in a number of positions within the petrochemical industry prior to joining Thermon, including as a sales engineer, a project manager and a production manager. Mr. van der Salm holds a B.S. in mechanical engineering from Amsterdam Technical University.

Ryan Tarkington joined the Company in February 2019 as General Counsel and Corporate Secretary. Prior to joining the Company, from 2011 to 2019, Mr. Tarkington served in various capacities with several international companies in the offshore drilling industry, including as Senior Counsel for Rowan Companies plc from 2017 through 2019, as Associate General Counsel for Paragon Offshore plc from 2014 through 2017 and as Senior Counsel for Transocean Ltd. from 2011 through 2014. Mr. Tarkington began his career at the law firm of Vinson & Elkins L.L.P. Mr. Tarkington holds a B.A. from Rice University and a J.D. from The University of Texas School of Law.

CORPORATE GOVERNANCE

The Board oversees the Company’s Chief Executive Officer and other senior management in the competent and ethical operation of the Company and works to serve the long-term interests of stockholders. The key practices and procedures of the Board are outlined in the Corporate Governance Guidelines and the Code of Business Conduct and Ethics, both available on the Company’s website at http://ir.thermon.com/corporate-governance. Stockholders can also obtain a free copy of either document by writing to the General Counsel, Thermon Group Holdings, Inc., 7171 Southwest Parkway, Building 300, Suite 200, Austin, Texas 78735.

During Fiscal 2020, the full Board met five (5) times. Each member of the Board attended or participated in 75% or more of the aggregate of: (i) the total number of meetings of the Board (held during the period for which such person has been a director); (ii) the total number of subcommittee meetings of the Board or one of its committees on which such person served; and (iii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served) during Fiscal 2020.

Our Corporate Governance Guidelines require any incumbent director who receives a greater number of votes "withheld" than votes "for" in an uncontested election to promptly submit a written offer of resignation to the N&CG Committee, which will review and evaluate the offer of resignation and recommend to the Board whether to accept or reject the resignation. The Board will decide whether to accept or reject the resignation and publicly disclose its decision and, if it rejects the resignation, the rationale behind such decision, within ninety (90) days after the election results for the 2020 Annual Meeting are certified.

We recognize the importance of new ideas, perspectives, independence and skills with respect to the Board and recognize the importance of utilizing Board refreshment to achieve such goals. In January 2018, in furtherance of these goals, the Board approved amendments to our Corporate Governance Guidelines implementing a mandatory retirement age and maximum tenure for non-executive directors. Non-executive directors shall submit an offer of resignation to the N&CG Committee to become effective immediately prior to the Company's annual stockholder meeting following the director's attainment of age seventy-five (75) or following fifteen (15) years of service to the Board, whichever comes earlier. The Board will generally not nominate such directors for re-election; however, on the recommendation of the N&CG Committee, the Board may reject such offers of resignation on a case-by-case basis if the Board determines an exception is in the best interests of the Company and its stockholders. The Board also believes that these amendments to the Corporate Governance Guidelines will promote orderly succession planning for our non-executive directors.

There are no family relationships between any director, executive officer or person nominated by the Board to become a director or executive officer.

Board Leadership Structure and Executive Sessions

In July 2019, the Board appointed Mr. Nesser as its independent Chairman. The Board believes that its current leadership structure best serves the objectives of the Board’s oversight of management, the ability of the Board to carry out its roles and responsibilities on behalf of the stockholders and the Company’s overall corporate governance. The Board also believes that the current separation of the Chairman and Chief Executive Officer roles allows the Chief Executive Officer to focus his time and energy on operating and managing the Company while leveraging the experience and perspectives of the Chairman. However, the Board periodically reviews our leadership structure and may make changes in the future.

In accordance with the listing standards of The New York Stock Exchange (the "NYSE") and our Corporate Governance Guidelines, the independent directors meet in regularly scheduled executive sessions, generally following each quarterly Board meeting and at other times as necessary. The executive sessions are chaired by the Chairman.

Director Independence

The Board reviews the independence of each director annually. In determining the independence of our directors, the Board considered Section 303A of the NYSE rules, applicable SEC rules as well as all relevant facts and circumstances, including, among other things, the types and amounts of commercial dealings between the Company and companies and organizations with which the directors are affiliated. Based on the foregoing criteria, the Board has affirmatively determined that Ms. Dalgetty, and Messrs. Clarke, George, Fix, McGinty, Nesser, Press and Sorrentino are independent. Mr. Thames, the Company's President and Chief Executive Officer, is not an independent director by virtue of his employment with the Company.

There were no transactions, relationships or arrangements with respect to any independent director that required review by our Board for purposes of determining director independence. The Board found that none of the independent directors had a material or other disqualifying relationship with the Company. The Board's four standing committees, Audit, Compensation, Finance, and N&CG, were comprised solely of independent directors during Fiscal 2020, as discussed in further detail below.

In recommending that each director and nominee be deemed independent, the N&CG Committee, and the Board when making its determination, noted that certain of our directors have relationships with, serve on boards of directors of, or own minor interests in, entities with which we may do business. For example, Mr. Fix is a director of Flowserve Corporation, which purchases products from the Company in the ordinary course of business. The annual payments made by Flowserve to the Company constituted less than 1% of Flowserve’s gross revenues.

Committees of the Board

The Board currently has four standing committees: the Audit Committee, the Compensation Committee, the Finance Committee and the N&CG Committee. Each of the Audit, Compensation, Finance, and N&CG Committees operates under a written charter adopted by the Board. Each committee charter is posted and available on the Company’s website at http://ir.thermon.com/corporate-governance. Current committee composition and the number of committee meetings held during Fiscal 2020 are as follows:

Director	Audit Committee	Compensation Committee	Finance Committee[9]	Nominating and Corporate Governance Committee
John U. Clarke[1]	Member	Member	—	Chair
Linda A. Dalgetty	Chair	—	—	Member
Roger L. Fix[2]	—	Member	Member	Member
Marcus J. George[3]	—	Member	Chair	—
Kevin J. McGinty[4]	—	Chair	Member	—
John T. Nesser, III[5]	—	—	—	—
Michael W. Press[6]	Member	—	Member	Member
Charles A. Sorrentino[7]	Member	—	—	Member
Bruce A. Thames	—	—	—	—

Number of Committee Meetings Held[8]	12	5	3	5

(1)	Mr. Clarke became a member of the Audit, Compensation and N&CG Committees upon his appointment to the Board on July 25, 2019. Mr. Clarke became the Chair of the N&CG Committee on May 21, 2020.

(2)	Mr. Fix became a member of the Compensation, Finance and N&CG Committees upon his appointment to the Board on July 25, 2019.

(3)
Mr. George served as a member of the Compensation Committee until July 25, 2019, and rejoined the Compensation Committee on May 21, 2020. Mr. George served as a Member of the Audit Committee until May 21, 2020.

(4)	Mr. McGinty served as a member of the Audit Committee until July 25, 2019. Mr. McGinty joined the Finance Committee and became the Chair of the Compensation Committee on July 25, 2019.

(5)	Mr. Nesser became Chairman on July 25, 2019. Mr. Nesser served as the Chair of the Compensation Committee and as a member of the N&CG Committee until July 25, 2019.

(6)	Mr. Press served on the Compensation Committee until May 21, 2020. Mr. Press joined the Audit Committee on May 21, 2020.

(7)	Mr. Sorrentino served as Chairman and as a member of the Compensation Committee and N&CG Committee until July 25, 2019.

(8)	In addition to taking action at meetings, each committee and the Board may periodically act by written consent.

(9)	The Finance Committee was formed by the Board on July 25, 2019.

Audit Committee

The Audit Committee has responsibility for, among other things, reviewing our financial reporting and other internal control processes, our financial statements, the independent auditors’ qualifications and independence, the performance of our internal audit function and independent auditors, and our compliance with legal and regulatory requirements and our Code of Business Conduct and Ethics. The Board has determined that each of Ms. Dalgetty and Messrs. Clarke, George, Press and Sorrentino is financially literate and qualified to address any issues that are likely to come before the Audit Committee, including the evaluation of our financial statements and supervision of our independent auditors. The Board also determined that each of Ms. Dalgetty and Messrs. Clarke, George, Press and Sorrentino meets the additional criteria for independence of audit committee members under Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules of the

NYSE. For Fiscal 2020, the Board determined that Ms. Dalgetty qualified as an "audit committee financial expert" as such term is defined in Item 407(d)(5)(ii) of Regulation S-K based on her education, experience and status as a chartered accountant.

Compensation Committee

The Compensation Committee has responsibility for, among other things, reviewing and recommending policies relating to compensation and benefits of our executive officers, including: reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer and the other Executive Officers, evaluating the performance of these officers in light of those goals and objectives and setting compensation of these officers based on such evaluations. The Compensation Committee also has responsibility for management succession planning. The Compensation Committee may delegate its authority to one or more subcommittees of the Compensation Committee. The Compensation Committee also oversees our equity and incentive-based plans and administers the issuance of stock options, restricted stock units, performance stock units and other awards with respect to our Executive Officers and other employees. The Compensation Committee also reviews and evaluates its performance and the performance of each of its members, including compliance of the Compensation Committee with its charter, and prepares the Compensation Committee report required under SEC rules. The report of the Compensation Committee is included in this Proxy Statement. The Compensation Committee has the authority to engage independent advisors, such as compensation consultants, to assist it in carrying out its responsibilities. The Compensation Committee, at present, engages an outside consultant on a regular basis to advise the Compensation Committee on the Company's executive compensation program. The Board has determined that each of Messrs. Clarke, Fix, George, McGinty and Press is independent under the heightened independence standards applicable to Compensation Committee members under the NYSE rules and Rule 10C-1 under the Exchange Act. In addition, each member of the Compensation Committee also meets the definition of "non-employee director" under Rule 16b-3 under the Exchange Act.

Finance Committee

The Board formed the Finance Committee in July 2019. The Finance Committee has responsibility for, among other things, reviewing the Company’s financial affairs; providing advice and counsel to the Company’s management regarding potential major transactions, such as mergers, acquisitions, reorganizations or divestitures; making recommendations to the Board regarding dividend, financing and financial policies; reviewing the financial exposure of the Company together with risk mitigation strategies; monitoring the Company’s investor relations program; and assisting the Board in fulfilling its oversight responsibilities with respect to the review of major transactions. The Board has determined that each of Messrs. Fix, George, McGinty and Press is independent under the rules of the NYSE.

Nominating & Corporate Governance Committee

The N&CG Committee has responsibility for, among other things, identifying, evaluating and recommending nominees for appointment or election as directors, including director nominees recommended by stockholders, developing and recommending a set of corporate governance guidelines, considering and approving director compensation and overseeing the evaluation of our Board and its committees. The N&CG Committee also oversees our equity plans and administers the issuance of equity awards with respect to our non-executive directors. In addition, the N&CG Committee has responsibility for non-executive director succession planning. The Board has determined that each of Ms. Dalgetty and Messrs. Clarke, Fix, Press and Sorrentino is independent under the rules of the NYSE.

Director Qualifications

The Company has not established specific minimum education, experience or skill requirements for potential Board or committee members. In general, the N&CG Committee and the Board will consider, among other qualifications and characteristics, a candidate's work and other experience, character, background, ability to exercise sound judgment, integrity, ability to make independent analytical inquiries, problem-solving skills, diversity, age, demonstrated leadership, work ethic, other skills (including financial literacy), understanding of the Company’s business environment, willingness and capacity to devote adequate time to Board duties, independence and potential conflicts of interest. We expect that qualified candidates will have senior leadership experience in a complex and global organization and will be able to represent the interests of the stockholders as a whole and not just certain special interest groups or constituencies. Each individual is evaluated in the context of the Board as a whole with the objective of retaining a group with diverse and relevant experience that can best perpetuate the Company’s success and represent stockholder interests through sound judgment. The N&CG Committee actively maintains a director skills matrix to help monitor the current qualifications and characteristics of the Board as a whole. The N&CG Committee utilizes this skills matrix in identifying what skills, qualifications or characteristics are desirable in assessing new director candidates and planning for director succession. When current Board members are considered for nomination for re-election, the N&CG Committee also takes into consideration their prior Board contributions, performance, meeting attendance and participation in continuing education activities.

The N&CG Committee may (but is not required to) identify nominees based upon suggestions by directors, management, outside consultants, including third-party search firms, and stockholders. Before considering any nominee, the N&CG Committee makes a preliminary determination as to the need for additional members of the Board. If a need is identified, members of the N&CG Committee discuss and evaluate possible candidates to explore in more depth and/or retain a third-party to conduct a search for qualified individuals. Once one (or more) candidate(s) is identified for further consideration, members of the N&CG Committee, as well as other members of the Board and management, as appropriate, interview the nominee(s). After completing this evaluation, the N&CG Committee makes a final recommendation and refers the nominee(s) to the full Board for consideration. The Board then makes a final determination as to director nominations and/or appointments.

The N&CG Committee and the Board will consider candidates recommended by stockholders in the same manner as other candidates. Stockholders may nominate candidates to serve as directors in accordance with the advance notice, proxy access and other procedures contained in our Bylaws.

Diversity

We are committed to cultivating a highly capable and diverse Board to represent the interests of our stockholders. Although the Board does not have a formal diversity policy, it construes diversity to mean a variety of opinions, perspectives, expertise, personal and professional experiences and backgrounds, including gender, race, age, culture and ethnicity, as well as other differentiating characteristics. The Board believes that diversity and variety of points of view contribute to a more effective decision-making process. When recommending director nominees for election, the Board and the N&CG Committee focus on how the experience and skill set of each director nominee complements those of fellow director nominees to create a balanced Board with diverse viewpoints and deep expertise. Our Board currently includes one African-American member and one female member. In selecting potential candidates for director succession purposes, our Board is committed to ensuring that the pool for director candidates includes candidates with diversity of race, ethnicity and gender in order to build on this diversity. The Board has begun a process for identifying gender diverse candidates for recruitment and intends to begin the recruitment of those identified diverse candidates for succession purposes in the next twelve to eighteen months.

In addition, the Board and its committees engage in annual self-evaluations that include evaluations of diversity as well as the overall effectiveness of the Board and its committees. The N&CG Committee also maintains an experience matrix to help identify potential gaps in skills, qualifications, experience or diversity across the Board as a whole.

Sustainability

Information about the Company’s sustainability efforts is available on our website located at http://ir.thermon.com/sustainability, which provides information on the Company's policies, social impact and environmental programs, as well as sustainability strategy, data and reporting. The information contained on, or that may be accessed through, the Company's websites is not incorporated by reference into, and is not a part of, this Proxy Statement.

Proxy Access

On June 15, 2017, the Board approved the Second Amended and Restated Bylaws (the "Bylaws") of the Company, implementing proxy access. The Board believes that the majority of the Company's stockholders generally support the concept of proxy access; however, the Board recognizes that stockholders are not unanimous in this view nor the specific terms under which proxy access should be adopted. The Company's proxy access provisions permit a stockholder, or group of up to twenty (20) stockholders, owning an aggregate of three percent (3%) or more of the Company's outstanding common stock continuously for at least three (3) years to nominate director candidates for inclusion in the Company's proxy materials for an annual meeting of stockholders constituting up to the greater of (i) twenty percent (20%) of the Board or (ii) two (2) individuals; provided the stockholder(s) and the nominee(s) satisfy the requirements specified in the Bylaws.

Attendance of Directors at the Annual Meeting of Stockholders

Directors are strongly encouraged to attend the Company's annual meeting of stockholders unless extenuating circumstances prevent them from attending, although the Company has no formal, written policy requiring such attendance. All of the Company's directors attended the 2019 Annual Meeting of Stockholders ("2019 Annual Meeting").

Communications with Directors

A stockholder or other interested party who wishes to communicate directly with the Board,its independent directors, one of its committees or with an individual director regarding matters related to the Company should send the communication, with a request to forward the communication to the intended recipient or recipients, to:

Thermon Group Holdings, Inc.
Attention: General Counsel
7171 Southwest Parkway
Building 300 | Suite 200
Austin, Texas 78735

We will forward stockholder correspondence, as appropriate. Please note that we will not forward communications that are spam, junk mail or mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. Further, we will not forward any abusive, threatening or otherwise inappropriate materials.

Board Oversight of Risk Management

The Board believes that evaluating the ability of senior management to manage the various risks confronting the Company is one of its most important areas of oversight. In carrying out this responsibility, the Board has designated the Audit Committee with primary responsibility for overseeing enterprise risk management and risks related to financial reporting and internal controls. The Audit Committee makes periodic updates to the Board regarding the risks inherent to the business of the Company, including the identification, assessment, management and monitoring of those risks, and risk management decisions, practices and activities of the Company.

While the Audit Committee has primary responsibility for overseeing enterprise risk management, each of the other Board committees also considers risk within its area of responsibility. For example, the N&CG Committee reviews legal, regulatory and compliance risks as they relate to corporate governance structures and processes, the Finance Committee assesses risk with respect to the financial profile of the Company and in connection with major transactions, and the Compensation Committee reviews risks related to compensation matters. The committee chairs periodically apprise the Board of significant risks and management’s response to those risks. While the Board and its committees oversee risk management strategy, senior management is responsible for implementing and supervising day-to-day risk management processes and reporting to the Board and its committees on such matters.

With respect to risks related to compensation matters, the Compensation Committee considers, in establishing and reviewing the Company’s executive compensation program, whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. The base salaries of our employees, including our Executive Officers, are fixed in amount and thus do not encourage risk-taking. Short-term incentive opportunities for all employees, including our Executive Officers, are generally capped and are directly tied to overall corporate performance. The compensation provided to certain employees, including our Executive Officers, in the form of long-term equity awards helps further align key employees' interests with those of the Company’s stockholders.

The Compensation Committee has also reviewed the Company’s compensation programs for employees generally and has concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee believes that the Company’s annual short-term cash and long-term equity incentives provide an effective and appropriate mix of incentives to help ensure that the Company’s performance is focused on long-term stockholder value creation and does not encourage the taking of short-term risks at the expense of long-term results. In general, bonus opportunities for Company employees are discretionary and management has the authority to reduce bonus payments (or pay no bonus) based on individual or Company performance and any other factors it may determine to be appropriate in the circumstances. As with the compensation of our executive officers, the Company intends to continue to award a portion of the compensation of certain of its key employees in the form of equity awards that help further align the interests of employees with those of stockholders.

Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law (the "DGCL") provides that a corporation may indemnify its directors and officers against liabilities actually and reasonably incurred in such capacities, including attorneys’ fees, judgments, fines and amounts paid in settlement, with respect to any matter in which the director or officer acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. Our Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") provides that we will indemnify our directors and officers to the fullest extent authorized by the DGCL. Our Certificate of Incorporation provides that this right to indemnification is a contract right, and we may, from time to time, and in the ordinary course of business, enter into contracts under which our directors and officers are provided with such rights of indemnification against liability that they may incur in their capacities as such and in connection with activities performed under the terms of such contracts. We have entered into indemnification agreements with each of our directors and executive officers which require us, among other things, to indemnify them against certain liabilities which may arise by reason of his status or service as a director or officer (other than liabilities arising from willful misconduct of a culpable nature).

Our Bylaws further provide that we will indemnify and hold harmless, to the fullest extent permitted by law, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was one of our directors or officers or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture or other enterprise, against any and all liability and loss (including judgments, fines, penalties and amounts paid in settlement) suffered or incurred and expenses reasonably incurred by such person; provided, however, that we will not be required to indemnify a person in connection with any action, suit or proceeding that is initiated by such person unless such action, suit or proceeding was authorized by our Board.

Our Certificate of Incorporation also eliminates the personal liability of our directors to the fullest extent permitted by Section 102 of the DGCL, which provides that a corporation may eliminate the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Section 102 does not, however, permit a corporation to eliminate or limit liability for: (i) any breach of the duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) liability of directors for unlawful payment of dividend or unlawful stock purchase or redemption or (iv) any transaction from which the director derived an improper personal benefit. We have purchased liability insurance covering our directors and officers and certain other management personnel.

Compensation Committee Interlocks and Insider Participation

At the beginning of Fiscal 2020, our Compensation Committee consisted of Mr. Nesser as Chair and Messrs. George, McGinty and Press. In July 2019, Messrs. Clarke and Fix joined the Compensation Committee upon joining the Board, Messrs. George and Nesser stepped down from the Compensation Committee and Mr. McGinty assumed the role of Chair of the Compensation Committee. In May 2020, Mr. George re-joined the Compensation Committee and Mr. Press stepped down as a member of the Compensation Committee. None of Messrs. Clarke, Fix, George, Nesser, McGinty or Press is or has been an employee or officer of the Company. None of our Executive Officers has served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity that has one or more of its executive officers serving as a member of our Board.

DIRECTOR COMPENSATION

The Board determines the form and amount of non-executive director compensation after its review of recommendations made by the N&CG Committee. In 2019, the N&CG Committee, with the assistance of the Company's independent compensation consultant, Pearl Meyer & Partners LLP ("Pearl Meyer"), completed a detailed benchmarking analysis of the Company's non-executive director compensation program compared to the non-executive director compensation programs of the same group of peer companies utilized in the Compensation Committee's review of the compensation of our Executive Officers, as discussed further in the section entitled "Executive Compensation—Compensation Discussion and Analysis."

Following a review of the benchmarking analysis, the Committee noted that both the cash and equity compensation awarded to directors was significantly below the market median. Accordingly, the N&CG Committee recommended an increase to the equity awards and cash retainers for both board members and committee chairs in order to bring the compensation paid to directors closer in line with the market median. In addition to raising these cash retainers, the N&CG Committee recommended removing non-chair committee fees. Of primary concern to the N&CG Committee in recommending this increase was the ability for the Board to attract and recruit new directors. The Board adopted these measures effective July 1, 2019. In adopting these changes, the Board recognized that it may need to revisit the compensation amounts at a future date to enable the Board to continue to attract, recruit and retain qualified directors or if it believes compensation levels have fallen below the competitive market.

The Company's current non-executive director compensation program for Fiscal 2020 is set forth in the table below. In addition to these retainers, we reimburse our non-executive directors for actual reasonable out-of-pocket expenses upon presentation of documentation in accordance with the Company's typical expense reimbursement procedures.

	4/1/2019		7/1/2019
Type of Annual Retainer[1]	Cash Amount	Equity Amount[2]	Cash Amount	Equity Amount[2]
Board Member	$50,000	$60,000	$70,000	$95,000
Audit Committee Member	$4,000	$—	$—	$—
Audit Committee Chair	$15,000	$—	$20,000	$—
Compensation Committee Member	$4,000	$—	$—	$—
Compensation Committee Chair	$12,500	$—	$20,000	$—
N&CG Committee Member	$4,000	$—	$—	$—
N&CG Committee Chair	$11,500	$—	$20,000	$—
Independent Chairperson	$52,500	$—	$52,500	$—

(1)	All annual retainers are paid in quarterly installments in advance and no additional meeting attendance fees were paid.

(2)
The annual equity retainer is granted in four equal installments on each of following dates: April 1, July 1, October 1 and January 1 (or, if any such date is not a trading day, the next trading day), with each equity award being 100% vested on the applicable grant date.

The following table provides information regarding the compensation paid to non-executive directors during Fiscal 2020. The compensation paid to Mr. Thames is presented below under the section entitled "Executive Compensation." Mr. Thames did not receive any additional compensation for his service as a member of the Board during Fiscal 2020.

FISCAL 2020 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid In Cash	Stock Awards[1]	Total
John U. Clarke[2]	$52,500	$71,209	$123,709
Linda A. Dalgetty	$84,750	$86,201	$170,951
Roger L. Fix[2]	$52,500	$71,209	$123,709
Marcus J. George	$77,000	$86,201	$163,201
Kevin J. McGinty	$77,000	$86,201	$163,201
John T. Nesser, III[3]	$101,625	$86,201	$187,826
Michael W. Press	$86,375	$86,201	$172,576
Charles A. Sorrentino[4]	$93,250	$86,201	$179,451

(1)
On each of April 1, 2019, July 1, 2019, October 1, 2019 and January 2, 2020, the Company granted a stock award to each of the then-serving non-executive directors equal to 609, 912, 1,070 and 886 shares of the Company’s common stock, respectively. For the April 1, 2019 award, the number of shares was determined by dividing $15,000 by the per-share closing price of the Company’s common stock on the date of grant (rounded down to the nearest whole share). For the July 1, 2019, October 1, 2019 and January 2, 2020 awards, the number of shares was determined by dividing $23,750 by the per-share closing price of the Company’s common stock on the date of grant (rounded down to the nearest whole share). In connection with the commencement of their service on the Board, the Company granted a pro-rated stock award of 917 shares of the Company's common stock to each of Messrs. Clarke and Fix upon their joining the Board on July 26, 2019. For the stock award to Messrs. Clarke and Fix on July 26, 2019, the number of shares was determined by dividing $23,750 by the per-share closing price of the Company's common stock on the date of grant (rounded down to the nearest whole share). Each stock award was 100% vested on the grant date. The per-share closing price on each of April 1, 2019, July 1, 2019, July 26, 2019, October 1, 2019 and January 2, 2020 was $24.62, $26.02, $25.88, $22.18 and $26.80, respectively.

(2)	Messrs. Clarke and Fix joined the Board on July 26, 2019.

(3)	The fees received by Mr. Nesser include an additional annual retainer of $52,500 paid quarterly in advance for his service as Chairman since July 25, 2019.

(4)	The fees received by Mr. Sorrentino include an additional annual retainer of $52,500 paid quarterly in advance for his service as Chairman through July 25, 2019.

Fiscal 2021 Director Fee Reduction

Effective April 1, 2020, the Board voluntarily agreed to reduce each of the cash retainers paid to the members of the Board by 10% in light of the current market conditions driven by the recent COVID-19 pandemic and extreme volatility in commodity prices. The Board agreed to revisit this reduction upon the stabilization of market conditions or as needed in connection with the recruitment of new director candidates, noting that the compensation levels for the Company's directors may currently fall below the competitive market.

Stock Ownership Guidelines (Non-Executive Directors)

Our Board has adopted stock ownership guidelines for its non-executive directors and delegated oversight to the N&CG Committee. In January 2020, the Company updated its stock ownership guidelines for its non-executive directors. The stock ownership guideline for non-executive directors is equal to four (4) times the annual cash retainer for serving as a non-executive director, or $280,000. Each non-executive director is required to meet the guideline within five (5) years of the earlier of: (i) January 23, 2020, the date of adoption of the revised stock ownership guidelines, or (ii) his or her election or appointment to the Board. As of the Record Date, all of the Company's non-executive directors met the requisite stock ownership guideline or are within the initial five-year period.

In measuring stock ownership, the N&CG Committee will consider all beneficially owned shares of the Company's common stock, time-based restricted share units; time-based restricted shares; shares held in a pension or other deferred compensation plan; and shares owned indirectly. Any performance awards or unexercised share appreciation rights or options are not considered in calculating each individual's stock ownership for purposes of the stock ownership guidelines. For information on the stock ownership guidelines for the Company's Named Executive Officers, see the section entitled "Executive Compensation—Compensation Discussion and Analysis—Stock Ownership Guidelines (Named Executive Officers)."

Each non-executive director must meet or exceed his or her requisite stock ownership threshold immediately prior to any disposition of shares or share equivalents obtained through an equity grant (other than shares used to pay applicable withholding taxes or the exercise price of stock options). This 100% retention requirement applies during any time period in which the individual’s stock ownership threshold has not been achieved, including during the initial five-year period. If on December 31 of a calendar year, an individual is in compliance with this retention requirement based upon the closing price of the Company’s shares on the NYSE as of such date, the retention requirement will subsequently be translated into a fixed share amount whereby such number of shares times the closing price on such date equates to the applicable ownership requirement. As long as such individual continues to hold such fixed share amount, he/she will be deemed in compliance with the stock ownership guidelines (i.e., once met, always met).

If a non-executive director does not meet the requisite threshold or demonstrate sustained progress toward meeting the threshold, the Board has discretion to reduce future long-term incentive grants or pay future cash compensation in the form of equity.

Nonqualified Deferred Compensation Plan

The Company adopted a non-qualified deferred compensation plan (the "NQDCP") in June 2016 under which non-executive directors may elect to defer director fees and other cash or equity-based compensation. Subject to applicable tax laws, participants may elect when to receive payment of their account balances under the NQDCP. If elected by the participant or as otherwise required by the NQDCP, payment may accelerate in connection with certain events, including death, disability, termination of service and/or a change in control. Compensation deferred under the NQDCP is subject to income tax when distributed from the NQDCP and may accumulate tax-deferred earnings.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board currently consists of nine (9) directors with each director serving for a one-year term expiring at the 2020 Annual Meeting. The authorized number of directors is presently fixed at nine (9) and, following the 2020 Annual Meeting, will be reduced to eight (8). Mr. Sorrentino will not stand for re-election at the 2020 Annual Meeting in compliance with the Company's Director Retirement Policy.

Upon the recommendation of the N&CG Committee, the Board has nominated each of Ms. Dalgetty and Messrs. Clarke, Fix, George, McGinty, Nesser, Press and Thames for re-election at the 2020 Annual Meeting. Each director elected at the 2020 Annual Meeting will serve a one-year term expiring at the 2021 Annual Meeting. Each director will hold office until his or her successor has been elected and qualified or until the director's earlier resignation or removal.

Each of the nominees has indicated his or her willingness to serve, if elected, but if any of the nominees should be unable or unwilling to serve, the Board may either reduce its size, or designate or not designate a substitute nominee. If the Board designates a substitute nominee, proxies that would have been cast for the original nominee will be cast for the substitute nominee unless instructions are given to the contrary.

The Board unanimously recommends that stockholders vote "FOR" the re-election of each of Ms. Dalgetty and Messrs. Clarke, Fix, George, McGinty, Nesser, Press and Thames.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Board has adopted a Statement of Policy Regarding Transactions with Related Parties, which requires that each director and executive officer promptly advise the chairman of the Audit Committee of any Related Person Transaction, as defined therein, of which he or she becomes aware in which we are to be a participant, the amount involved exceeds $120,000 and the applicable Related Person had or will have a direct or indirect material interest, and all material facts with respect thereto. The Audit Committee (or, if determined by the Audit Committee as advisable, the disinterested members of our Board) will then consider such Related Person Transaction for approval or ratification.

In considering whether to approve or ratify any Related Person Transaction, the Audit Committee or the disinterested members of our Board, as the case may be, will consider all factors that are relevant to the Related Person Transaction, including, without limitation, the following:

•	the size of the transaction and the amount payable to a Related Person;

•	the nature of the interest of the Related Person in the transaction;

•	whether the transaction may involve a conflict of interest; and

•
whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties.

No Related Person Transaction will be consummated without the approval or ratification of the Audit Committee or the disinterested members of the Board as described above. It is our policy that no director will participate in any discussion or approval of a Related Person Transaction for which he or she is a Related Person.

Related Party Transactions

Manager Equity Agreements

We have entered into manager equity agreements with certain of our current and former executive officers and employees (collectively, the "management investors") which set forth additional provisions relating to the ownership of our securities. Pursuant to the manager equity agreements, each management investor will maintain the confidentiality of our confidential or proprietary information obtained as a result of such management investor’s employment and is subject to non-competition and non-solicitation covenants during employment and for a period of two years thereafter. Upon the termination of a management investor’s employment for cause, we will have the option to repurchase certain of such management investor’s securities at the lower of cost or the fair market value (as determined in good faith by our Board) of such securities. Mr. van der Salm is among the management investors who are party to manager equity agreements.

Piggyback Registration Rights

Certain of our current and former executive officers, employees and directors are parties to an amended and restated securityholder agreement, as further amended (the "Securityholder Agreement"), that provides for certain "piggyback" registration rights. If, at any time, we determine to file a registration statement with the SEC covering any shares of our common stock, other than shares of common stock or other securities that are issuable in an offering to our officers or employees pursuant to an employee benefit plan or in connection with the acquisition of a business, each securityholder party to the Securityholder Agreement will have the right to request that we include their shares of common stock in any such registration statement, subject to specified limitations. We are required to pay the expenses associated with preparing and filing any registration statement in connection with the above piggyback registrations, other than any underwriting discounts and commissions applicable to the sale of shares.

Indemnification of Officers and Directors

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and indemnification provisions included in our Certificate of Incorporation and Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law. For further information, see "Corporate Governance—Indemnification of Directors and Officers."

AUDIT AND NON-AUDIT FEES

The following sets forth fees billed for the audit and other services provided by KPMG for Fiscal 2020 and Fiscal 2019.

	Year Ended March 31, 2020	Year Ended March 31, 2019
Audit Fees[1]	$1,480,000	$1,785,000
Audit-Related Fees[2]	$—	$—
Tax Fees[3]	$45,000	$77,000
All Other Fees[4]	$—	$—
Total	$1,525,000	$1,862,000

(1)	Consists of fees and expenses for the integrated audit of annual financial statements, reviews of the related quarterly financial statements, and reviewing documents filed with the SEC.

(2)	Consists of fees and expenses for assurance and related services that are reasonably related to the performance of the audit or review of financial statements that are not "Audit Fees."

(3)
Consists of fees and expenses billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding international, federal and state tax compliance, due diligence and tax planning and structuring services.

(4)	Consists of fees and expenses for products and services that are not "Audit Fees," "Audit-Related Fees" or "Tax Fees."

Pre-Approval Policies and Procedures

All services rendered by KPMG were permissible under applicable laws and regulations and were pre-approved by our Audit Committee. Pursuant to its charter, the primary purposes of our Audit Committee include the following: (i) to select, appoint, engage, oversee, retain, evaluate and terminate our external auditors; (ii) to pre-approve all audit and non-audit services, including tax services, to be provided, consistent with all applicable laws, to us by our external auditors; and (iii) to establish the fees and other compensation to be paid to our external auditors. The Audit Committee has reviewed the external auditors’ fees for audit and non-audit services for Fiscal 2020. The Audit Committee has also considered whether such non-audit services are compatible with maintaining the external auditors’ independence and has concluded that they are compatible at this time.

The Audit Committee has adopted a policy requiring pre-approval by the Audit Committee of all services (audit and non-audit) to be provided to us by our independent registered public accounting firm. In accordance with that policy, the Audit Committee has given its pre-approval for the provision of all audit and review services to be performed by the independent registered public accounting firm for Fiscal 2021. All other services must be specifically pre-approved by the Audit Committee or by a member of the Audit Committee to whom the authority to pre-approve the provision of services has been delegated.

Furthermore, the Audit Committee will review the external auditors’ proposed audit scope and approach as well as the performance of the external auditors. It also has direct responsibility for and sole authority to resolve any disagreements between our management and our external auditors regarding financial reporting, will regularly review with the external auditors any problems or difficulties the auditors encountered in the course of their audit work and will, at least annually, use its reasonable efforts to obtain and review a report from the external auditors addressing the following (among other items): (i) the auditors’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the external auditors; (iii) the independence of the external auditors; and (iv) the aggregate fees billed by our external auditors for each of the previous two fiscal years.

AUDIT COMMITTEE REPORT

The Audit Committee's primary responsibilities include assisting the Board in its oversight of the Company’s financial reporting process, appointing the independent registered public accounting firm and reviewing the services performed by the independent registered public accounting firm. The Audit Committee does not itself prepare financial statements or perform audits and its members are not auditors or certifiers of the Company's financial statements.

In performing its oversight responsibility, the Audit Committee has:

•	reviewed and discussed the audited year-end financial statements with management, which has primary responsibility for the financial statements;

•
discussed with KPMG, the Company’s independent registered public accounting firm for Fiscal 2020, the matters required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and

•
received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the audit committee concerning independence and discussed with KPMG its independence.

The Audit Committee also discussed with the auditors matters related to our internal control over financial reporting. Based on these discussions and the written disclosures received from the independent auditors, the Audit Committee recommended to the Board inclusion of the audited year-end financial statements in the 2020 Annual Report.

Submitted by the Audit Committee of the Board of Directors
Linda A. Dalgetty (Chair)
John U. Clarke[1]
Michael W. Press[2]
Charles A. Sorrentino

(1)	Mr. Clarke was appointed to the Audit Committee on July 26, 2019.

(2)	Mr. Press was appointed to the Audit Committee on May 21, 2020.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP ("KPMG") has been our independent registered public accounting firm since June 14, 2013. The Audit Committee has appointed KPMG as our independent registered public accounting firm to audit our consolidated financial statements for Fiscal 2021. Our Board recommends the ratification of the Audit Committee's appointment of KPMG. If our stockholders do not ratify the selection of KPMG, the Audit Committee will reconsider the appointment. Even if the appointment is ratified, the Audit Committee may, in its discretion, select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

We expect that one or more representatives of KPMG will attend the 2020 Annual Meeting and will be given an opportunity to make a statement if he or she so desires. The representative(s) will also be available to respond to appropriate questions from stockholders.

The Board unanimously recommends that stockholders vote "FOR" the ratification of the Audit Committee's appointment of KPMG as our independent registered public accounting firm for Fiscal 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the Record Date, unless otherwise indicated, with respect to the beneficial ownership of the Company’s common stock by: (i) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock based solely on the Company’s review of SEC filings; (ii) each director; (iii) each named executive officer; and (iv) all directors and executive officers as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC, which generally provide that a person is the beneficial owner of securities if such person has or shares voting or investment power with respect to the securities or has the right to acquire such powers within 60 days. Shares issuable pursuant to stock options exercisable as of the Record Date or within 60 days thereafter and RSUs and/or PSUs that are scheduled to vest within 60 days of the Record Date are deemed outstanding for computing the percentage of the respective person or group holding such options or RSUs but are not outstanding for computing the percentage of any other person or group. The percentage of beneficial ownership for the following table is based on 33,004,508 shares of common stock outstanding as of the Record Date, plus options exercisable and RSUs and/or PSUs vesting on or within 60 days of the Record Date held by any executive officer or director included in the group for which percentage ownership has been calculated. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock. Unless otherwise indicated, the address for each listed stockholder is: c/o Thermon Group Holdings, Inc., 7171 Southwest Parkway, Building 300, Suite 200, Austin, Texas 78735.

Name of Beneficial Owner	Shares Beneficially Owned (#)	Percentage
5% Stockholders:
Blackrock, Inc.[5]	3,029,334	9.2%
The Vanguard Group[3]	2,937,355	8.9%
Wellington Management Group LLP[2]	2,837,196	8.6%
T. Rowe Price Associates, Inc.[1]	2,639,695	8.0%
Eagle Asset Management, Inc.[7]	1,900,946	5.8%
Janus Henderson Group plc[6]	1,746,040	5.3%
Dimensional Fund Advisors LP8	1,725,062	5.2%

Named Executive Officers and Directors:
Bruce Thames[9]	90,991	*
Jay Peterson[10]	66,484	*
Thomas Cerovski	1,016	*
Mark Roberts	6,037	*
Johannes (René) van der Salm[11]	139,724	*
John U. Clarke	9,563	*
Linda A. Dalgetty	7,577	*
Roger L. Fix	6,813	*
Marcus J. George[13]	25,632	*
Kevin J. McGinty	27,482	*
John T. Nesser, III	24,558	*
Michael W. Press	26,266	*
Charles A. Sorrentino	55,493	*

All Executive Officers and Directors as a group (18 persons)[14]	535,245	1.6%

*	Less than 1% of our outstanding common stock.

(1)
According to a Schedule 13G amendment filed with the SEC on February 6, 2020, BlackRock, Inc. ("BlackRock") reported beneficial ownership of an aggregate 3,029,334 shares, including sole voting power over 2,951,215 shares beneficially owned and sole dispositive power over all 3,029,334 shares beneficially owned. BlackRock lists its address as 55 East 52nd Street, New York, New York 10055 in such filing. The Schedule 13G amendment not reflect current holdings of our common stock.

(2)
According to a Schedule 13G amendment filed with the SEC on February 12, 2020, The Vanguard Group ("Vanguard") reported beneficial ownership of an aggregate 2,937,355 shares, including sole voting power over 41,282 shares beneficially owned, sole dispositive power over 2,875,989 shares beneficially owned, shared voting power with certain affiliated entities over 24,016 shares beneficially owned and shared dispositive power with certain affiliated entities over 61,366 shares beneficially owned. Vanguard lists its address as 100 Vanguard Blvd, Malvern, Pennsylvania 19355 in such filing. The Schedule 13G amendment may not reflect current holdings of our common stock.

(3)
According to a Schedule 13G amendment filed with the SEC on January 28, 2020, Wellington Management Group LLP ("Wellington") reported beneficial owne1hip of an aggregate 2,837,196 shares, including shared voting power with certain affiliated entities over 2,544,826 shares beneficially owned and shared dispositive power with certain affiliated entities over all 2,837,196 shares beneficially owned. Wellington lists its address as 280 Congress Street, Boston, Massachusetts 02210 in such filing. The Schedule 13G amendment may not reflect current holdings of our common stock.

(4)
According to a Schedule 13G amendment filed with the SEC on February 14, 2020, T. Rowe Price Associates, Inc. ("T. Rowe Price") reported beneficial ownership of an aggregate 2,639,695 shares, including sole voting power over 707,411 shares beneficially owned and sole dispositive power over all 2,639,695 shares beneficially owned. T. Rowe Price lists its address as 100 E. Pratt Street, Baltimore, Maryland 21202 in such filing. The Schedule 13G amendment may not reflect current holdings of our common stock.

(5)
According to a Schedule 13G amendment filed with the SEC on January 6, 2020, Eagle Asset Management, Inc. ("Eagle Asset Management") reported beneficial ownership of an aggregate 1,900,946 shares, including sole voting and dispositive power over all shares beneficially owned. Eagle Asset Management lists its address as 880 Carillon Parkway, St. Petersburg, Florida 33716 in such filing. The Schedule 13G amendment may not reflect current holdings of our common stock.

(6)
According to a Schedule 13G filed with the SEC on February 14, 2020, Janus Henderson Group plc ("Janus Henderson") reported beneficial ownership of an aggregate 1,746,040 shares, including shared voting and dispositive power with certain affiliated entities over all 1,746,040 shares beneficially owned. In the same filing, Janus Henderson Small Cap Value Fund ("Janus Fund") reported sole voting and dispositive power of 1,633,513 shares. Janus Henderson has a direct 100% ownership stake in Perkins Investment Management LLC ("Perkins"). Due to the ownership structure, holdings for Janus Henderson and Janus Fund were aggregated for the purposes of this filing. Perkins may be deemed to be the beneficial owner of all 1,746,040 shares as a result of its role as an investment advisor. Janus Henderson and Perkins each list their address as 151 Detroit Street, Denver, Colorado 80206 in such filing. The Schedule 13G may not reflect current holdings of our common stock.

(7)
According to a Schedule 13G filed with the SEC on February 12, 2020, Dimensional Fund Advisors LP reported beneficial ownership of an aggregate 1,725,062 shares, including sole voting power over 1,632,415 shares beneficially owned and sole dispositive power over all 1,725,062 shares beneficially owned. Dimensional Fund Advisors LP lists its address as Building One, 6300 Bee Cave Road, Austin, Texas in such filing. The Schedule 13G may not reflect current holdings of our common stock.

(8)	For Mr. Thames, includes 5,753 and 5,662 restricted stock units vesting on June 19, 2020 and June 30, 2020, respectively.

(9)
For Mr. Peterson, includes 2,000 shares of our common stock issuable upon the exercise of stock options that are exercisable within sixty (60) days of the Record Date and includes 2,158 and 1,698 restricted stock units vesting on June 19, 2020 and June 30, 2020, respectively.

(10)	For Mr. Roberts, includes 719 and 884 restricted stock units vesting on June 19, 2020 and June 30, 2020, respectively.

(11)
For Mr. Salm, includes 5,000 shares of our common stock issuable upon the exercise of stock options that are exercisable within sixty (60) days of the Record Date and 2,158 and 1,698 restricted stock units vesting on June 19, 2020 and June 30, 2020, respectively.

(12)
Includes 50 shares owned by minor children sharing Mr. George’s household. Mr. George disclaims beneficial ownership of shares held by his minor children, except to the extent of a pecuniary interest therein.

(13)
For the other executive officers of the Company, includes 24,452 shares of our common stock, 28,499 shares issuable upon the exercise of stock options that are exercisable within sixty (60) days of the Record Date and 5,448 restricted stock units vesting within sixty (60) days of the Record Date.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Such executive officers, directors and greater than ten percent stockholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of such reports filed by or on behalf of such persons and/or written representations from them, the Company believes that all Section 16(a) filing requirements were timely met during Fiscal 2020, with the exception of one report for each of Messrs. Thames, Peterson and van der Salm, which were each filed one day late due to administrative error.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement prepared in connection with the 2020 Annual Meeting and the Company’s 2020 Annual Report.

Submitted by the Compensation Committee of the Board of Directors
Kevin J. McGinty (Chair)[1]
John U. Clarke[2]
Roger L. Fix[2]
Marcus J. George[3]

(1)	Mr. McGinty was appointed as chair of the Compensation Committee on July 25, 2019.

(2)	Messrs. Clarke and Fix were appointed to the Compensation Committee on July 26, 2019.

(3)	Mr. George was appointed to the Compensation Committee on May 21, 2020.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The Company is committed to best practices in corporate governance. As part of this commitment, the Compensation Committee has designed the Company's executive compensation program to align pay and performance.

This compensation discussion and analysis (this "CD&A") set forth below provides an explanation of our compensation programs, including the objectives of such programs and the rationale for each element of compensation, for our Chief Executive Officer ("CEO"), our Chief Financial Officer ("CFO") and our three other most highly compensated executive officers as proscribed by the rules of the SEC (collectively, the "Named Executive Officers"). This CD&A also describes the actions and decisions of the Compensation Committee as it relates to Fiscal 2020 compensation decisions. The CD&A should be read together with the compensation tables and related disclosures that follow this section.

For Fiscal 2020, our Named Executive Officers are as follows:

Name	Title
Bruce Thames	President and Chief Executive Officer
Jay Peterson	Chief Financial Officer
Thomas Cerovski	Senior Vice President, Global Sales
Mark Roberts	Senior Vice President, Global Engineering & Project Services
Johannes (René) van der Salm	Senior Vice President, Global Operations

Executive Summary

Fiscal 2020 Performance Summary

While the Company experienced market headwinds in the third quarter of Fiscal 2020, the unprecedented impact of COVID-19 on the global economy, as well as the dislocation in oil and gas markets starting in March of 2020, severely impacted the Company's performance for the remainder of Fiscal 2020.

A brief summary of the Company's Fiscal 2020 financial performance is as follows:

•	During Fiscal 2020, the Company generated revenue of $383.5 million compared to $412.6 million in Fiscal 2019, a decrease of seven percent.

•	Net income decreased 37% to $11.9 million in Fiscal 2020 from $22.8 million in Fiscal 2019.

•
Earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA") decreased 23% to $64.3 million in Fiscal 2020 from $83.5 million in Fiscal 2019. Please refer to Item 7 Management's Discussion and Analysis of Financial Condition and Results of Operations in the our 2020 Annual Report for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

In response to the combined impact of the COVID-19 pandemic and volatility in commodity markets, the Company refocused its operating priorities on ensuring the safety and security of its employees, customers and suppliers, maintaining a sustainable capital structure and positioning the Company to take advantage of a market recovery. To accomplish these priorities, the Company took the following actions:

•	Limited discretionary spending across the organization.

•	As a precautionary measure to maximize liquidity, the Company drew down $30.0 million on its senior secured credit facility.

•
Decreased payroll expense, including temporarily decreasing salaries for certain officers and implementing a reduction in force initiative that will reduce ongoing personnel cost by $6.5 million on an annual basis.

•	Reduced the budget for capital expenditures in the Fiscal 2021 by approximately $6.9 million as compared to Fiscal 2020.

Fiscal 2020 Key Compensation Actions

The Compensation Committee is committed to a philosophy of linking pay with the Company's performance as well as relevant market data. The Compensation Committee made the following key decisions with respect to Fiscal 2020 compensation:

•	Increased the weighting of the Company's long-term performance based incentive awards to Named Executive Officers from 60% of total direct compensation to 65% of total direct compensation.

•
Conducted a comprehensive review of the Company's compensation peer group with the Company's independent compensation consultant and, based upon such review, approved modifications to the Company's historical peer group used to evaluate Fiscal 2020 compensation decisions.

•
Adopted an Executive Severance Plan for the Company's executive officers in replacement of individual Employment Agreements. For information on the Executive Severance Plan for the Company's Named Executive Officers, see the section entitled "Potential Payments Upon Termination or Change in Control."

Key Compensation Program Highlights

The Compensation Committee believes that our executive compensation program is well balanced and does not encourage unreasonable risk-taking, as summarized by the key features below:

What We Do		What We Do Not Do
✓	Pay-for-performance	-	No "single-trigger" cash severance benefits
✓	Heavy emphasis on variable compensation	-	No repricing or backdating of stock options without stockholder approval
✓	Majority of long-term incentive awards are performance-based	-	No cash buyout of underwater stock options without stockholder approvals
✓	Rigorous stock ownership guidelines	-	No hedging of Company stock
✓	Clawback provisions	-	No pledging of Company stock
✓	Independent compensation consultant	-	No multi-year guarantees for salary increases
✓	Ongoing stockholder outreach	-	No tax gross-ups on termination benefits

Consideration of Say-on-Pay Vote Results and Stockholder Feedback

The Company provides its stockholders with the opportunity to cast an annual non-binding, advisory vote on the compensation paid to its Named Executive Officers (a "Say-on-Pay" vote). At our 2019 Annual Meeting, approximately 96.5% of the total shares represented and entitled to a Say-on-Pay vote were cast in favor of the proposal. Accordingly, the Compensation Committee believes these results affirmed broad stockholder support of our approach to executive compensation and did not believe it was necessary to make any changes to the executive compensation program for Fiscal 2020 in response to the 2019 Say-on-Pay vote.

The Company actively engages in discussions with stockholders on an ongoing basis and values the feedback provided by its stockholders on a variety of corporate governance trends, including executive compensation. The Compensation Committee intends to continue to consider the results of future say-on-pay votes as well as stockholder feedback when making future compensation decisions for our Named Executive Officers.

Our Compensation Philosophy

We believe our business benefits from an exceptional management team that is responsible for maintaining and building on our leadership position in the industrial process heating industry. We have sought to establish a competitive executive compensation program that enables us to attract, retain, incentivize and reward skillful, experienced and dedicated executives who can contribute both to our short- and long-term success. Our executive compensation program is designed to reward strong financial performance and a significant portion is tied to the achievement of measurable operational, strategic and market objectives, which we believe motivates management to maximize performance and build stockholder value.

Some of the key principles of our executive compensation program include:

•	management’s interests should be closely aligned with the interests of our stockholders;

•	compensation must be competitive with that offered by other companies that compete with us for executive talent and enable us to attract and retain highly-qualified executive leadership;

•	differences in compensation should reflect differing levels of responsibilities and performance; and

•	performance-based compensation should focus on critical business objectives and align pay through performance-leveraged incentive opportunities.

Compensation Peer Group

Recruiting, hiring, retaining and motivating executives and employees with specialized industry experience necessary to manage and operate a global industrial process heating business is key to our success. In making compensation decisions for our Named Executive Officers, each element of their total direct compensation is compared against published compensation data and data provided by the compensation consultant. Compensation data from similarly situated companies with whom the Company competes for talent plays an important role in the process used by the Compensation Committee to determine the design, components and award levels in our executive compensation program. Establishing a peer group to evaluate compensation decisions is difficult because we operate in a specialized industry in which there are few direct peers. In determining the peer group, the Compensation Committee selected publicly traded companies in the same or similar industries that, in its view, compete with the Company for talent and have revenue, assets, market capitalization and enterprise value that are generally comparable to the Company (the "Compensation Peer Group").

Each year, the Compensation Committee, with its independent compensation consultant, reviews the appropriateness of the Company's Compensation Peer Group using the following process:

•	reviews the current Compensation Peer Group to determine if the number of companies is appropriate and provides statistical validity;

•	revisits qualifications of all current peers, including size, operations, industry and proxy advisory considerations;

•	assesses current and potential competitors for executive level talent;

•	evaluates similar companies that are not currently in the Compensation Peer Group; and

•	proposes changes, if any, to the current Compensation Peer Group.

In determining the Compensation Peer Group for Fiscal 2020, with the assistance of Pearl Meyer & Partners, LLC ("Pearl Meyer"), the Compensation Committee looked at the following metrics in selecting members of the Compensation Peer Group:

Peer Size/Location	Peer Financial Performance	Company Operational Profile
Employees	Market Capitalization	Electrical Components and Equipment
Geographic Footprint	Annual Revenue	Operational Model

In addition, the Compensation Committee also took into consideration other potential peers identified by institutional shareholder advisory services, the expansion of the Company's product lines into industrial process heating, projected growth in the Company's size at the time, as well as peers identified by management as competitors for business or talent.

Following this review, the Compensation Committee used the following Compensation Peer Group for Fiscal 2020.

Fiscal 2020 Compensation Peer Group
AAON, Inc.	Badger Meter, Inc.	Enphase Energy, Inc.	Photronics, Inc.
Advanced Energy Industries	Cabot Microelectronics Corporation	FARO Technologies, Inc.	Powell Industries Inc.
Allied Motion Technologies Inc.	CECO Environmental Corp.	Flotek Industries, Inc.	Performed Line Products Company
Ampco-Pittsburgh Corporation	Cohu, Inc.	The Gorman-Rupp Company	Veeco Instruments Inc.
Analogic Corporation	CTS Corporation	Lydall, Inc.
Axcelis Technologies, Inc.	ESCO Technologies Inc.	Nanometrics Incorporated

We use the Compensation Peer Group:

•	As an input, along with compensation survey data, in developing base salary ranges, annual incentive targets and long-term incentive award ranges.

•	To evaluate the form and mix of long-term incentive awards granted to our Named Executive Officers.

•	To assess the competitiveness of total direct compensation awarded to our Named Executive Officers.

•	To evaluate the share ownership guidelines and other compensation practices.

•	As an input in designing compensation and benefit plans.

In making compensation decisions and using the Compensation Peer Group, the Compensation Committee has deliberately not set a percentile target for compensation but rather subjectively considers the competitive conditions and the circumstances of each Named Executive Officer's situation, including experiences, scope of responsibilities, tenure in current position, retention needs and individual performance.

Elements of Our Compensation Program

We have three primary elements of total direct compensation for our Named Executive Officers: (i) base salary; (ii) short-term incentives; and (iii) long-term incentives. Approximately, 76% of our CEO's and 62% of our other Named Executive Officers' target total direct compensation is performance-based - tied to the Company's financial, operations, and/or stock price performance - and not guaranteed. We also provide various benefit programs and limited business-related perquisites.

The balance among the three elements of total direct compensation is established annually by the Compensation Committee and is designed to recognize past performance, retain key employees and encourage future performance. When conducting its annual deliberations, the Compensation Committee reviews each component against both historical and recent comparative statistics as well as anticipated trends in compensation with comparisons to the reference group. The Compensation Committee also considers pay and employment conditions of other employees within the Company as well as the external market in determining executive compensation. The Compensation Committee believes that the design of our executive compensation program is appropriate and competitive.

The Compensation Committee does not target a specific percentile of the market data, but instead takes into consideration the competitive conditions and the circumstances of the individual, such as scope, responsibilities and complexity of the position, tenure, level of expertise and subjective judgment of individual performance. There is no specific weighting given to each factor.

What We Pay		Why We Pay
Base Salary	-	To attract and retain talent
	-	To provide a fixed base of compensation
Short-Term Incentives	-	To drive achievement of key business results on an annual basis
	-	To recognize individuals based upon their contributions
	-	Performance based and not guaranteed
Long-Term Incentives	-	To directly tie interests of executives to the interests of our stockholders
	-	To retain and motivate key talent
	-	Performance awards are performance-based and not guaranteed and time-based awards are at-risk as their value fluctuates with stock price performance
	-	To drive achievement of key business results relative to our long-term business plan
Benefits	-	To provide a safety net to protect against the financial catastrophes that can result from illness, disability or death
	-	Named Executive Officers generally participate in the same benefit plans as the broader employee population in the United States
	-	Includes medical, dental, life, retirement and disability plans
Perquisites	-	Limited perquisites

Pay Mix

Variable compensation, which includes short-term and long-term incentives, represents approximately 76% of target total direct compensation for our CEO, and approximately 62%, on average, for our other current Named Executive Officers.

In deriving these figures, we consider our Named Executive Officers' target total direct compensation to include base salary at the start of Fiscal 2020, target short-term incentive payment, and target long-term incentives.

Base Salary

Competitive base compensation supports the Company's ability to attract and retain key executive talent. Base salaries are intended to provide a competitive foundation and a fixed rate of pay for the work being performed by each executive officer sufficient to attract and retain an effective management team, when considered in combination with the other components of our executive compensation program. The relative levels of base salary for our Named Executive Officers are designed to reflect each executive’s scope of responsibility and accountability, as well as the complexity of the applicable position.

Effective July 1, 2019, the Compensation Committee elected to increase the base salaries of Messrs. Thames, Cerovski, Roberts and van der Salm by approximately 5%, 2%, 4% and 3%, respectively, in light of their strong performance during Fiscal 2019 and in order to better align each individual's salary with similar positions in the Compensation Peer Group.

The following table sets forth the base salaries in Fiscal 2020 as compared to the base salaries in Fiscal 2019:

Named Executive Officer	March 31, 2019 Base Salary	March 31, 2020 Base Salary	Percent Change
Bruce Thames	$618,000	$650,000	5.2%
Jay Peterson	$333,900	$333,900	—%
Thomas Cerovski	$300,000	$305,000	1.7%
Mark Roberts	$289,300	$300,000	3.7%
Johannes (René) van der Salm	$292,520	$300,000	2.6%

Short-Term Incentives

Historically, we have provided our Named Executive Officers and certain other employees worldwide with the opportunity to earn annual cash incentives based on overall Company performance. We believe that short-term incentives help create a "pay for performance" culture by providing an opportunity to earn competitive compensation that is linked to our annual performance, as well as hold our executives and employees accountable and reward them based on actual business results.

This performance-based component of compensation was funded based upon the Company's annual performance relative to: (i) revenue, (ii) Adjusted EBITDA (as defined below) and (iii) safety performance for Fiscal 2020 pursuant to the Company's 2020 Short-Term Incentive Plan (the "2020 STIP").

Performance Metric	Purpose
Revenue	To focus management on the top-line growth of the business.
Adjusted EBITDA	To focus management on driving the Company's near-term operational profitability, as well as profitable growth.
Safety	To focus management on achieving our annual business objectives while maintaining high quality operating and workplace standards

In setting the 2020 STIP opportunities for each of the Named Executive Officers, the Compensation Committee elected to keep the same opportunities as Fiscal 2019 with the exception of Messrs. Peterson and van der Salm, each of whom received a reduced 2020 STIP opportunity. In reducing the 2020 STIP opportunities for these individuals, the Compensation Committee increased the weighting on the long-term incentive component of the overall program for these individuals.

Named Executive Officer	Target Opportunity		Fiscal 2020 STIP Target Opportunity[1]
	Fiscal 2019 STIP	Fiscal 2020 STIP
Bruce Thames	100%	100%	$618,000
Jay Peterson	75%	65%	$217,035
Thomas Cerovski	75%	75%	$225,000
Mark Roberts	50%	50%	$144,650
Johannes (René) van der Salm	75%	65%	$190,138

(1)	The base salaries utilized for purposes of the 2020 STIP were the base salaries in effect on April 1, 2019.

The following table and footnotes provide additional detail on the 2020 STIP, including the pre-determined threshold, target, and maximum performance goals and the Company's actual performance in Fiscal 2020. If the Company's performance did not meet or exceed the pre-determined threshold performance level, there would be a zero payout with respect to the applicable performance metric.

	Fiscal 2020 Performance Goals			Fiscal 2020 Actual Performance[1]	Resulting % of Target Achieved		Weighting		Weighted % of Target Earned
Performance Metric	Threshold (50% of Target)	Target (100% of Target)	Maximum (200% of Target)			x		=
Revenue[2]	$379.9	$422.1	$464.3	$388.0	59.7%		30.0%		17.9%
Adjusted EBITDA[3]	$83.6	$92.8	$102.1	$66.3	—%		60.0%		—%
Safety[4]	75.0	87.5	95.0	95.0	200.0%		10.0%		20.0%
Total									37.9%

(1)	The actual performance for revenue and Adjusted EBITDA for Fiscal 2020 was measured on a constant currency basis.

(2)	Performance goals in millions. For purposes of the 2020 STIP, "revenue" is defined as the Company's GAAP revenue, measured on a constant currency basis.

(3)
Performance goals in millions. For purposes of the 2020 STIP, "Adjusted EBITDA" is defined as the Company's GAAP net income plus: (i) net interest expense; (ii) income tax expense; (iii) depreciation and amortization expense; (iv) stock-based compensation expense; and (v) income (loss) attributable to non-controlling interests, each measured on a constant currency basis.

(4)
For purposes of the 2020 STIP, "safety" represents the attainment of specified safety metrics. The Company maintains a database to effectively track workplace incidents, near-misses and potential hazards. Since Fiscal 2017, the safety metric has been structured such that the Company earns points towards a composite score in four different categories: (i) total recordable incident rate ("TRIR"), weighted 20%; (ii) lost time incident rate ("LTIR"), weighted 20%; (iii) near-miss / hazard identification reports, weighted 40%; and (iv) effective case management (consisting of timeliness of incident report by employee, timeliness of entry of applicable detail into the database, completion of root cause incident report and the existence of prior similar incidents), weighted 20%.

The composite score goals were set at the same level as Fiscal 2019 because the Company believes its safety performance is best in class and wants to incentivize its employees to continue to maintain an excellent safety record. The TRIR and LTIR metrics are designed to measure the frequency and severity of incidents and to reward the achievement of excellent safety results. The TRIR and LTIR targets were set at levels that required the Company and its employees to achieve safety results that are significantly superior to industry averages for both construction and manufacturing companies. The near-miss and hazard identification metric creates a proactive focus on prevention by encouraging all employees to report near-misses and potentially unsafe working conditions. The case management metric measures the Company's ability to react to incidents when they occur and is designed to ensure that employees timely report the occurrence of workplace incidents and that appropriate steps are taken to prevent the recurrence of a similar event in the future.

Each year, the threshold, target and maximum levels for each performance metric are rigorously evaluated by the Compensation Committee, by considering any changes to the Company's business or operations, the previous years' targets, actual performance levels, management's budget estimates and expected market and operating conditions. The Compensation Committee set robust targets for both revenue and Adjusted EBITDA that it believed would require a significant amount of effort by our Named Executive Officers to achieve in Fiscal 2020.

Based on the Company's Fiscal 2020 performance, each of our Named Executive Officers earned 37.9% of his respective target 2020 STIP opportunity, as detailed in the table below:

Named Executive Officer	Target 2020 STIP Opportunity[1]	Actual 2020 STIP Payout
Bruce Thames	$618,000	$234,235
Jay Peterson	$217,035	$82,261
Thomas Cerovski	$225,000	$85,280
Mark Roberts	$144,650	$54,825
Johannes (René) van der Salm	$190,138	$72,066

(1)	The base salaries utilized for purposes of the 2020 STIP were the base salaries in effect on April 1, 2019.

Long-Term Incentives

Our long-term incentive program under the Amended and Restated Thermon Group Holdings, Inc. 2011 Long-Term Incentive Plan (the "2011 LTIP") is designed to: (i) provide our Named Executive Officers and key employees, non-executive directors and consultants with added incentives to remain employed by or perform services for us; (ii) align the long-term financial interests of our employees with those of our stockholders; (iii) build an ownership mentality among our Named Executive Officers and key employees; and (iv) motivate our Named Executive Officers to achieve pre-determined financial and operational goals.

In Fiscal 2020, equity awards under our 2011 LTIP consisted of the following types of awards:

Award Type	Target Weighting	Purpose
Time-vested restricted stock units ("RSUs")	35%	To facilitate retention, align executives' interests with the interests of our stockholders and allow our executives to become stakeholders in the Company.
Performance vested stock units ("PSUs")	65%	To further align our executives' interests with the long-term performance of the Company.

For Fiscal 2020, the Compensation Committee utilized two separate performance metrics for the PSU awards, with the overall target weighting of 65% for the PSUs allocated as shown in the following table:

Performance Metric	Award	Target Weighting	Purpose
Adjusted EBITDA	"Adjusted EBITDA PSUs"	35%	To focus management on driving the Company's operational profitability and cash flow over the three-year performance period.
Relative Total Shareholder Return	"RTSR PSUs"	30%	To focus management on driving stockholder returns over the three-year performance period.

In determining equity awards under the 2011 LTIP, the Compensation Committee evaluates the aggregate amount of the award (based upon the grant date fair value of the underlying award) in relation to the Named Executive Officer's base salary and target compensation under the 2020 STIP. In addition, the Compensation Committee also takes into consideration the individual's progress in complying with the Company's stock ownership guidelines.

For Fiscal 2020, the Compensation Committee again evaluated Mr. Thames' target award amounts under the 2011 LTIP. After consulting with Pearl Meyer and considering the Company's improved financial performance in Fiscal 2019 and market data, the Compensation Committee increased the aggregate award under the 2011 LTIP to Mr. Thames for Fiscal 2020 to $1,300,000, or approximately 2.0x his base salary, bringing his long-term incentive compensation closer to the median of the Compensation Peer Group.

In addition, for Fiscal 2020, the Compensation Committee increased the 2011 LTIP equity awards for both Mr. Peterson and Mr. van der Salm by 33% and 17%, respectively. As compared to Fiscal 2019, Mr. Roberts' 2011 LTIP equity awards were increased from a target award of $125,000 to $250,000 to bring his target award in line with his peers in the Compensation Peer Group. The Compensation Committee increased these awards to further weight each individual's overall compensation towards the long-term success of the Company and did so in connection with reductions to the 2020 STIP opportunities for these individuals.

			Composition of Target LTIP Award
Named Executive Officer	% Increase (Decrease) from Fiscal 2019	Fiscal 2020 Target 2011 LTIP Award	RSUs	Adjusted EBITDA PSUs Target	RTSR PSUs Target
Bruce Thames	30%	$1,300,000	35%	35%	30%
Jay Peterson	33%	$400,000	35%	35%	30%
Thomas Cerovski[1]	—%	$250,000	35%	35%	30%
Mark Roberts	100%	$250,000	35%	35%	30%
Johannes (René) van der Salm	17%	$350,000	35%	35%	30%

(1)	For Fiscal 2019, Mr. Cerovski received a sign-on award of $150,000 in RSUs under the 2011 LTIP as he joined the Company in January 2019.

Restricted Stock Units (RSUs)

As noted above, in Fiscal 2020, 35% of the aggregate target GDFV of our Named Executive Officers' Fiscal 2020 annual 2011 LTIP awards was delivered in the form of time-based restricted stock units, a decrease of 5% from the Fiscal 2019 award. The annual RSU awards vest in three annual installments, beginning on the anniversary of the date of the award.

Adjusted EBITDA Performance Stock Units (PSUs)

PSUs with cumulative Adjusted EBITDA (as defined below) as a performance metric comprised 35% of the aggregate target grant date fair value ("GDFV") of our Named Executive Officer's regular annual equity awards during Fiscal 2020 ("Fiscal 2020 Adjusted EBITDA PSUs"), a decrease of 5% from the Fiscal 2019 award. Adjusted EBITDA was used in both the short-term and long-term incentive programs in recognition that this measure is viewed as a core driver of the Company’s performance and stockholder value creation in both the short- and long-term. In designing the incentive program for our Named Executive Officers, the Compensation Committee balanced the Adjusted EBITDA performance metric for performance awards under the

2011 LTIP with a separate performance award using relative shareholder return as the performance metric in order to strike an appropriate balance with respect to incentivizing top-line growth, profitability, non-financial business imperatives and stockholder returns over both the short-term and long-term horizons. In addition, the Adjusted EBITDA goal in the long-term incentive plan is a cumulative metric designed to drive results over the three-year performance period beginning April 1, 2019 and ending March 31, 2022, as described further below; whereas the Adjusted EBITDA goal in the short-term incentive program is a one-year goal tied to the Company's operating budget.

Performance under the Fiscal 2020 Adjusted EBITDA PSU is calculated using the sum of Company's Adjusted EBITDA performance for each of Fiscal 2020, Fiscal 2021 and Fiscal 2022, with the performance levels and corresponding payouts as set forth in the table below. The original cumulative Adjusted EBITDA performance goals were established by the Compensation Committee in May 2019, based on the Company's Fiscal 2020 operating budget and long-term forecast and goals at the time. The Adjusted EBITDA performance goal was designed to be challenging but achievable with strong performance.

Adjusted EBITDA Performance Level[1,2]	Payout[3,4]
Below Threshold	0% of target shares
Threshold	50% of target shares
Target	100% of target shares
Maximum	200% of target shares

(1)
Adjusted EBITDA is defined as: the Company's net income, calculated in accordance with generally accepted accounting principles, plus (i) net interest expense; (ii) income tax expense; (iii) depreciation and amortization expense; (iv) stock-based compensation expense; (v) income (loss) attributable to non-controlling interests; (vi) equity and/or debt-related transaction fees and expenses; (vii) certain merger or acquisition-related fees and expenses; (viii) certain restructuring, severance or other similar expenses; (ix) goodwill impairment charges; and (x) certain executive and/or non-executive director succession planning expenses.

(2)	Actual performance targets are not shown given the competitively sensitive nature of the information.

(3)
The applicable payout, if any, will be interpolated on a straight-line basis if the Company's cumulative Adjusted EBITDA performance falls between the threshold and target or between target and maximum performance levels. Zero shares will be paid out for performance below the threshold level.

(4)
Pursuant to the original terms and conditions of the PSU award agreements, the Compensation Committee retains discretion to increase the threshold, target and maximum performance goals to include the Adjusted EBITDA contributions from merger and acquisition transactions that close during the performance period, based on the business case for the acquisition rationale approved by the Board during the due-diligence process, pro-rated for the time period such merger or acquisition is included in the Company group during the performance period.

RTSR PSUs

The Compensation Committee selected relative total shareholder return ("RTSR") as a performance metric because it strives to reward long-term, sustainable growth and stockholder value creation. The Compensation Committee believes that total shareholder return ("TSR") reflects the extent to which stockholders and the market consider that the Company's strategy is appropriate and is being implemented and articulated by our Named Executive Officers. However, the Compensation Committee also recognizes that TSR lacks line of sight due to many factors being out of the executive's control, including various macroeconomic and political conditions and the performance of the other companies in the applicable peer group. After considering these factors, the Compensation Committee weighted the RTSR PSUs at 30% of the aggregate target GDFV of our Named Executive Officer's regular annual equity awards for Fiscal 2020, an increase of 10% from the Fiscal 2019 award.

For the RTSR PSUs granted in Fiscal 2020 (the "Fiscal 2020 RTSR PSUs"), the performance metric was established as the Company's TSR relative to the S&P Small Cap 600 Capped Energy Index (the "RTSR Peer Group") during the performance period beginning on April 1, 2019 and ending on March 31, 2022. This index was selected because of the relative size of the companies, applicable industries served, types of products or services provided, international nature of the businesses and the correlation to the Company's stock price movements.

The Company's TSR for the performance period will be compared to the Ranked RTSR Peer Group, as defined below, and the number of shares actually earned in settlement of the award will be calculated in accordance with the following table:

Performance Level[1]	RTSR Rank[2,3]	Payout
Below Threshold	Below 25th Percentile	0% of Target Shares
Threshold	25th Percentile	50% of Target Shares
Target	50th Percentile	100% of Target Shares
Maximum	75th Percentile	200% of Target Shares

(1)
The applicable payout, if any, will be interpolated on a straight-line basis if the Company's TSR performance falls between the threshold and target or between target and maximum performance levels. Zero shares will be paid out for performance below the threshold level. If the Company's TSR during the performance period is below the threshold performance level, the participant will not earn any shares with respect to the Fiscal 2020 RTSR PSUs. If the Company's TSR during the performance period is negative, the payout will not exceed 125% of the target level if target or greater level of performance was otherwise achieved.

(2)
For purposes of the RTSR PSUs, the "Closing Price" will be determined using the market closing price per share of stock as reported on the NYSE, adjusted for stock splits, cash dividends, rights offerings and spin-offs. The TSR for the Company and each entity included in the RTSR Peer Group will be calculated by using the 20 consecutive trading day average Closing Price prior to the first date of the performance period versus the 20 trading day average Closing Price ending on the last day of the performance period. In the event of the bankruptcy of a company included in the RTSR Peer Group during the performance period, such company will remain in the RTSR Peer Group with a TSR of negative 100%.

(3)	The TSR of each company included in the RTSR Peer Group will be calculated and ranked from highest to lowest (the "Ranked RTSR Peer Group").

In Fiscal 2020, the Compensation Committee re-evaluated the structure of the RTSR PSUs with the guidance of Pearl Meyer in light of their historical performance. In order to further align the structure of the RTSR PSUs with competitive market practices for Fiscal 2020, the Compensation Committee established a cap at 125% of the target level in the event the Company's TSR for the performance period is negative, regardless of the level of relative performance that was otherwise achieved.

Results of Long-Term Incentives Awarded in Prior Years

Fiscal 2018 Cumulative Adjusted EBITDA PSUs

On May 20, 2020, the Compensation Committee reviewed and certified the Company's performance under the PSU awards granted on June 19, 2017 utilizing the Company's cumulative Adjusted EBITDA performance as the performance metric (the "Fiscal 2018 Adjusted EBITDA PSUs"). The applicable performance period for the Fiscal 2018 Adjusted EBITDA PSUs was April 1, 2017 through March 31, 2020.

The Company's actual cumulative Adjusted EBITDA performance over the three-year performance period for the Fiscal 2018 Adjusted EBITDA PSUs was $212,379,254 compared to a target Adjusted EBITDA goal of $218.7 million, resulting in each Named Executive Officer earning 92.77% of the Target Shares, as further summarized in the table below:

Named Executive Officer	Grant Date	Performance Period	Target Shares	Adjusted EBITDA Achieved	Payout (as a % of Target Shares)	Shares Earned Based on Adj. EBITDA
Bruce Thames	6/19/2017	April 1, 2017 - March 31, 2020	17,259	$212.4MM	92.77%	16,011
Jay Peterson	6/19/2017	April 1, 2017 - March 31, 2020	6,472	$212.4MM	92.77%	6,004
Johannes (René) van der Salm	6/19/2017	April 1, 2017 - March 31, 2020	6,472	$212.4MM	92.77%	6,004
Mark Roberts	6/19/2017	April 1, 2017 - March 31, 2020	2,157	$212.4MM	92.77%	2,001

Fiscal 2018 RTSR PSUs

On May 20, 2020, the Compensation Committee reviewed and certified the Company's performance under the PSU awards granted on June 19, 2017 utilizing the Company's RTSR performance as the performance metric (the "Fiscal 2018 RTSR PSUs"). The applicable performance period for the Fiscal 2018 RTSR PSUs was April 1, 2017 through March 31, 2020.

The Company's actual TSR performance over the three-year performance period for the Fiscal 2018 RTSR PSUs was negative 18.02%, but in the 95th percentile on a relative basis. Despite the strong relative performance that would have typically resulted in a maximum payout of 200% of target, due to the Company's negative TSR during the applicable performance period, the Named Executive Officers vesting level was capped at 100% of the target shares rather than the 200% vesting level for 95th percentile performance, as further summarized in the table below:

Named Executive Officer	Grant Date	Performance Period	Target Shares	Company's TSR	Relative Percentile Rank	Payout (as a % of Target Shares)	Shares Earned Based on RTSR Rank
Bruce Thames	6/19/2017	April 1, 2017 - March 31, 2020	7,266	(18.0)%	95th percentile (2 out of 20)	7,266	100%
Jay Peterson	6/19/2017	April 1, 2017 - March 31, 2020	2,724	(18.0)%	95th percentile (2 out of 20)	2,724	100%
Johannes (René) van der Salm	6/19/2017	April 1, 2017 - March 31, 2020	2,724	(18.0)%	95th percentile (2 out of 20)	2,724	100%

Fiscal 2019 THS PSUs

On May 20, 2020, the Compensation Committee reviewed and certified the Company's performance under the PSU awards granted on May 16, 2018 utilizing the Adjusted EBITDA performance of the Company's acquisition of CCI Thermal Technologies, Inc. ("THS") as the performance metric (the "Fiscal 2019 THS PSUs"). The applicable performance period for the Fiscal 2019 THS PSUs was April 1, 2017 through March 31, 2020.

The Company's actual cumulative Adjusted EBITDA performance over the three-year performance period for the Fiscal 2019 THS PSUs was $57,588,050 compared to a target Adjusted EBITDA goal of $59.7 million, resulting in each Named Executive Officer earning 91.16% of the Target Shares, as further summarized in the table below:

Named Executive Officer	Grant Date	Performance Period	Target Shares	Adjusted EBITDA Achieved	Payout (as a % of Target Shares)	Shares Earned Based on Adj. EBITDA
Bruce Thames	5/16/2018	March 31, 2017 - March 31, 2020	5,307	$57.6MM	91.16%	4,837
Jay Peterson	5/16/2018	March 31, 2017 - March 31, 2020	2,653	$57.6MM	91.16%	2,418
Johannes (René) van der Salm	5/16/2018	March 31, 2017 - March 31, 2020	2,653	$57.6MM	91.16%	2,418

Executive Severance Plan

On March 6, 2020, the Compensation Committee adopted the Thermon Group Holdings, Inc. Executive Severance Plan (the “Severance Plan”), effective immediately, and designated each of the executive officers of the Company as participants in the Severance Plan. The Compensation Committee adopted the Severance Plan in order to better align the Company's severance arrangements for its Named Executive Officers with current market practices. In determining the terms for the Severance Plan, the Compensation Committee examined broad market practices from a variety of industries with input from its independent compensation consultant, Mercer, LLC ("Mercer"). Upon the adoption of the Severance Plan, each of Messrs. Thames, Peterson, Cerovski and van der Salm, agreed to terminate his employment agreement with Thermon Holding Corp., effective immediately, with any future severance benefits to be paid to each under the terms of the Severance Plan.

See the section entitled "Potential Payments Upon Termination or Change in Control" below for additional information on the Severance Plan.

Employee Benefits and Perquisites

We offer a variety of health, welfare and retirement programs to all eligible employees, including our Named Executive Officers. The Named Executive Officers generally are eligible for the same benefit programs on the same basis as the rest of the broad-based employees who work in the United States.

Programs and policies include:

•	Medical, dental and vision;

•	Flexible spending accounts;

•	Short and long-term disability;

•	Life insurance, accidental death and dismemberment; and

•	Savings plan (401(k) plan).

The Company’s generally available defined contribution plan (the “Savings Plan” or 401(k) plan) provides a cash company match of up to 50% of the first 6% of eligible salary contributed by the employee, including executives.

In addition, the Company adopted a Non-Qualified Deferred Compensation Plan (the "NQDCP") in June 2016 under which designated eligible participants may elect to defer base salary, short-term incentive payments and other cash or equity-based compensation. Eligible participants include our Named Executive Officers and certain other employees of the Company and its participating subsidiary and affiliate companies that meet certain requirements. The primary purpose for the adoption of the NQDCP was to provide eligible employees with an option to defer additional compensation for tax planning purposes. See the section entitled "Fiscal 2020 Nonqualified Deferred Compensation" below for additional information on the NQDCP.

On October 1, 2019, Mr. van der Salm was assigned additional responsibilities in relation to the succession of the Company's European operations leader. In consideration of these additional responsibilities and travel requirements, the Company paid Mr. van der Salm an additional stipend of $5,000 per month during the assignment. This assignment concluded on March 31, 2020.

The Company generally only provides limited perquisites to the Named Executive Officers.

Our Compensation Process

Role of the Compensation Committee and the CEO

The Compensation Committee, consisting entirely of independent directors, is responsible for determining the compensation of all of our executive officers, and for establishing, implementing and monitoring adherence to our executive compensation philosophy. Each year, the Compensation Committee conducts an evaluation of the Company's executive compensation practices to determine if any changes may be appropriate. During this process, the Compensation Committee may consult with management; however, the Compensation Committee operates independently of management and receives compensation advice and data from an outside independent advisor and other resources.

The Compensation Committee also conducts an annual performance evaluation of the CEO to determine if any changes in his compensation may be appropriate after considering factors such as the Company’s performance and stockholder returns, the compensation received by chief executive officers at comparable companies, the CEO's performance, current market trends and commonly viewed best practices as well as historical compensation levels.

At the Compensation Committee’s request, the CEO conducts a performance evaluation of each of the other executive officers and reviews the results with the Compensation Committee to assist it in determining whether changes in their compensation may be appropriate. The Compensation Committee gives considerable weight to the CEO’s evaluation of the other executive officers because of his direct knowledge of each executive officer’s performance and contributions. While Mr. Thames provides input with respect to the other executive officers, Mr. Thames did not participate in the Compensation Committee's deliberations or decisions with regard to his own compensation.

Role of Independent Compensation Advisor

The charters of both the N&CG Committee and the Compensation Committee authorize each committee to retain and terminate, as the committee deems necessary, independent advisors to provide advice and assist in the evaluation of the compensation of non-executive directors, with respect to the N&CG Committee, and the Company's executive officers, with respect to the Compensation Committee. Each of the N&CG Committee and the Compensation Committee is further authorized to approve the fees and retention terms of any independent advisor that it retains. Both the N&CG Committee and the Compensation Committee retained the independent consulting firm, Pearl Meyer, to serve as each committee's compensation consultant in the beginning of Fiscal 2020.

In the fall of Fiscal 2020, the Compensation Committee conducted a market assessment of independent compensation consultants, including Pearl Meyer and several other candidates. Following this review, in October of 2020 the Compensation Committee elected to engage Mercer as its independent compensation consultant for the remainder of Fiscal 2020.

During Fiscal 2020, both Pearl Meyer, before October 2020, and Mercer, commencing in October 2020, participated in Compensation Committee meetings and advised the Compensation Committee with respect to compensation trends and market practices, incentive plan design and competitive pay levels. In addition, Pearl Meyer and Mercer each also consulted with the N&CG Committee regarding non-executive director compensation. While Pearl Meyer and Mercer each consulted with management in performing work requested by the Compensation Committee, it did not perform any separate services for management. In rendering advice to the Compensation Committee and the N&CG Committee, Pearl Meyer and Mercer each:

•	reports directly to the Compensation Committee or, in the case of matters relating to non-executive director compensation, to the N&CG Committee;

•	provides comparative market data regarding executive and director compensation to assist in establishing reference points for the principal components of compensation;

•	provides information and recommendations regarding compensation trends in the general marketplace, compensation practices, and regulatory and compliance developments; and

•	meets as needed with the Compensation Committee and the N&CG Committee, as applicable, without the presence of management.

As part of its annual review process, the Compensation Committee considered the independence of each of Pearl Meyer and Mercer in light of the SEC rules and NYSE listing standards. The Compensation Committee has reviewed each of Pearl Meyer's and Mercer's independence in accordance with the above criteria and concluded that the work performed by Pearl Meyer and Mercer did not raise any conflicts of interest during Fiscal 2020.

Stock Ownership Guidelines (Named Executive Officers)

Our Board believes that each key executive officer of the Company should have a substantial personal investment in the Company. In furtherance of this belief, our Board has adopted stock ownership guidelines for all of our executive officers (the "Stock Ownership Guidelines") and delegated oversight of the Stock Ownership Guidelines with respect to the Company's executive officers to the Compensation Committee. The Stock Ownership Guidelines are designed to maintain management share ownership at levels high enough to assure our stockholders of our management's commitment to value creation. In January 2020, the Company updated its Stock Ownership Guidelines for executive officers, as set forth below:

Position	Available Shares to be Retained
CEO	5 Times Annual Base Salary
Senior Vice President	2 Times Annual Base Salary
Other Executive Officer	1 Times Annual Base Salary

Each executive officer is required to meet the guideline within five (5) years after the earlier of: (i) January 23, 2020, the date of adoption of the revised Stock Ownership Guidelines, and (ii) his or her appointment as an executive officer of the Company. As of the Record Date, each of our Named Executive Officers was in compliance with the applicable stock ownership guideline.

For measuring compliance with the Stock Ownership Guidelines, the Compensation Committee includes: time-based restricted share units; time-based restricted shares; shares held in a pension or other deferred compensation plan; and shares owned indirectly. However, the Compensation Committee does not include any performance awards or unexercised share appreciation rights or options.

Each individual subject to the Stock Ownership Guidelines must meet or exceed his or her requisite threshold immediately prior to any disposition of shares or share equivalents obtained through an equity grant (other than shares used to pay applicable withholding taxes or the exercise price of stock options). The 100% retention requirement applies during any time period in which the individual’s stock ownership threshold has not been achieved, including during the initial five-year period. If on December 31 of a calendar year, an individual is in compliance with this retention requirement based upon the closing price of the Company’s shares on The New York Stock Exchange as of such date, the retention requirement will subsequently be translated into a fixed share amount whereby such number of shares times this closing price on such date equates to the applicable ownership requirement. As long as the such individual continues to hold such fixed share amount, he/she will be deemed in compliance with the Stock Ownership Guidelines (i.e., once met, always met).

If a Named Executive Officer does not meet the requisite threshold or demonstrate sustained progress toward meeting the threshold, the Compensation Committee has discretion to reduce future long-term incentive grants or pay future cash compensation in the form of equity. For information on the Stock Ownership Guidelines for the Company's non-executive directors, see the section entitled "Director Compensation—Stock Ownership Guidelines (Non-Executive Directors)."

Clawback Policy

In May 2015, the Compensation Committee adopted a Policy on Recoupment of Incentive Compensation (the "clawback policy"), pursuant to which, to the extent permitted by governing law, the Company may require the return, repayment or forfeiture of any annual or long-term incentive compensation payment or award made or granted to any current or former executive officer during the three-year period preceding the filing with the SEC of Company financial statements that were restated due to the material noncompliance of the Company with any financial reporting requirement under the securities laws to the extent that such incentive compensation was calculated based upon any financial result or performance metric impacted by such restatement. We believe that the adoption of the clawback policy further enhances the risk management features of our executive compensation program in a way that does not encourage unnecessary or excessive risk-taking.

Certain Transactions in Company Securities

Our Insider Trading Policy prohibits our non-executive directors, officers and employees from engaging in various hedging activities with Company securities, including short sales and any transaction involving a publicly traded option, such as a put, call or other derivative security. Further, the policy prohibits holding Company securities in a margin account or pledging Company securities as collateral for a loan.

FISCAL 2020 SUMMARY COMPENSATION TABLE

The following table summarizes the compensation we paid to each Named Executive Officer for Fiscal 2020 and, to the extent required by SEC disclosure rules, Fiscal 2019 and Fiscal 2018.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards[1] ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation[2] ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation[3] ($)	Total ($)
Bruce A. Thames President & CEO	2020	$642,615	$—	$1,299,956	$—	$234,235	$—	$10,740	$2,187,546
	2019	$618,000	$—	$1,249,931	$—	$1,236,000	$—	$10,530	$3,114,461
	2018	$611,076	$—	$799,961	$—	$841,608	$—	$9,480	$2,262,125
Jay C. Peterson SVP & CFO	2020	$333,900	$—	$399,958	$—	$82,261	$—	$6,219	$822,338
	2019	$327,785	$—	$424,905	$—	$477,000	$—	$8,682	$1,238,372
	2018	$314,539	$—	$299,964	$—	$325,071	$—	$9,480	$949,054
Thomas N. Cerovski SVP, Global Sales	2020	$303,846	$—	$249,946	$—	$85,280	$—	$6,294	$645,366
	2019	$51,923	$—	$149,991	$—	$94,932	$—	$185	$297,031
Mark Roberts SVP, Global Engineering & Project Services	2020	$297,531	$—	$249,946	$—	$54,825	$—	$10,740	$613,042
Johannes (René) van der Salm SVP, Global Operations	2020	$298,274	$—	$349,969	$—	$72,066	$—	$39,540	$759,849
	2019	$289,244	$—	$424,905	$—	$426,000	$—	$10,489	$1,150,638
	2018	$280,538	$—	$299,964	$—	$289,303	$—	$9,139	$878,944

(1)
The amounts reported in this column for Fiscal 2020 represent the aggregate grant date fair value of the RSUs and PSUs computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation ("FASB ASC Topic 718"). The Fiscal 2020 stock awards were structured in three parts: (i) time-based RSUs; (ii) PSUs with RTSR as the market-based vesting condition; and (iii) PSUs with Adjusted EBITDA as the performance-based vesting condition.

(a)	The estimated fair value of the RSUs was $21.98 per share, which was the market closing price of our common stock as reported by the NYSE on the June 1, 2019 grant date.

(b)
The estimated fair value of the Fiscal 2020 RTSR PSUs was $30.42 per unit, which was calculated based on the probable outcome of the market-based performance condition and the application of a Monte Carlo simulation model. The PSUs will vest if the TSR performance of the Company's common stock meets or exceeds the predetermined target or maximum performance levels as compared to the RTSR Peer Group over the three-year performance period. The grant date fair value of the PSUs does not correspond to the actual value that may be recognized by each Named Executive Officer with respect to these awards, which may be higher or lower based on a number of factors, including the Company's performance, the performance of the RTSR Peer Group and stock price fluctuations. Under FASB ASC Topic 718, the vesting condition related to these PSUs is a market condition and not a performance condition and the stock-based compensation expense that the Company expects to realize is fixed. Accordingly, there is not a grant date fair value below or in excess of the amounts reflected in the table above that could be calculated and disclosed based on achievement of market conditions. For a discussion of the assumptions and methodologies used to value the awards, please see "Compensation Discussion and Analysis—Elements of Our Compensation Program—Long-Term Incentives" above and the discussion of equity awards contained in Note 15 to the consolidated financial statements included in our 2020 Annual Report.

(c)
The estimated fair value of the Fiscal 2020 Adjusted EBITDA PSUs was $21.98 per unit, which was the market closing price of our common stock as reported by the NYSE on the June 1, 2019 grant date and calculated based on the probable satisfaction of the performance-based vesting condition as of the grant date. Assuming the highest level of performance is achieved for the Fiscal 2020 Adjusted EBITDA PSUs, the maximum grant date fair value would be $910,000 for Mr. Thames, $280,000 for Mr. Peterson, $245,000 for Mr. van der Salm, and $175,000 for each of Messrs. Cerovski and Roberts. For a discussion of the assumptions and methodologies used to value the awards, please see "Compensation Discussion and Analysis—Elements of Our Compensation Program—Long-Term Incentives" above and the discussion of equity awards contained in Note 15 to the consolidated financial statements included in our 2020 Annual Report.

(2)
The amounts reported in this column for Fiscal 2020 performance represent annual cash compensation earned under the 2020 STIP based on Fiscal 2020 performance and were paid in June 2020. Please see "Compensation Discussion and Analysis—Elements of Our Compensation Program—Short-Term Incentives" for further information.

(3)	Amounts reported in this column for Fiscal 2020 are described in more detail in the following table:

Name	Company Contribution to 401(k) ($)	Group Life Insurance ($)	Company Contribution to Health Savings Account ($)	Additional Assignment PremiumA ($)	All Other Compensation Total ($)
Bruce A. Thames	$8,400	$1,140	$1,200	$—	$10,740
Jay C. Peterson	$3,879	$1,140	$1,200	$—	$6,219
Thomas N. Cerovski	$4,046	$1,140	$1,108	$—	$6,294
Mark Roberts	$8,400	$1,140	$1,200	$—	$10,740
Johannes (René) van der Salm	$8,400	$1,140	$—	$30,000	$39,540

A.
On October 1, 2019, Mr. van der Salm was assigned additional responsibilities in relation to the succession of the Company's European operations leader. In consideration of these additional responsibilities and travel requirements, the Company paid Mr. van der Salm an additional stipend of $5,000 per month during the assignment. This assignment concluded on March 31, 2020.

FISCAL 2020 GRANTS OF PLAN-BASED AWARDS

The following table summarizes awards made to our Named Executive Officers in Fiscal 2020.

Name	Type of Award	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1] ($)			Estimated Future Payouts Under Equity Incentive Plan Awards[2] (#)			All Other Stock Awards: Number of Shares of Stock or Units[3] (#)	Grant Date Fair Value of Stock Awards[4] ($)
			Approval Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Bruce A. Thames	STIP	—	—	$309,000	$618,000	$1,236,000
	RTSR PSU	6/1/2019	5/15/2019				4,231	12,821	25,641		$389,984
	EBITDA PSU	6/1/2019	5/15/2019				6,831	20,700	41,400		$454,986
	RSU	6/1/2019	5/15/2019							20,700	$454,986
Jay C. Peterson	STIP	—	—	$108,518	$217,035	$434,070
	RTSR PSU	6/1/2019	5/15/2019				1,302	3,945	7,890		$119,976
	EBITDA PSU	6/1/2019	5/15/2019				2,102	6,369	12,738		$139,991
	RSU	6/1/2019	5/15/2019							6,369	$139,991
Thomas N. Cerovski	STIP	—	—	$112,500	$225,000	$450,000
	RSU	6/1/2019	5/15/2019				814	2,465	4,931		$74,985
		6/1/2019	5/15/2019				1,313	3,980	7,960		$87,480
		6/1/2019	5/15/2019							3,980	$87,480
Mark Roberts	STIP	—	—	$72,325	$144,650	$289,300
	RTSR PSU	6/1/2019	5/15/2019				814	2,465	4,931		$74,985
	EBITDA PSU	6/1/2019	5/15/2019				1,313	3,980	7,960		$87,480
	RSU	6/1/2019	5/15/2019							3,980	$87,480
Johannes (René) van der Salm	STIP	—	—	$95,069	$190,138	$380,276
	RTSR PSU	6/1/2019	5/15/2019				1,139	3,452	6,903		$104,979
	EBITDA PSU	6/1/2019	5/15/2019				1,839	5,573	11,146		$122,495
	RSU	6/1/2019	5/15/2019							5,573	$122,495

(1)
The amounts reported in this column represent the threshold, target and maximum incentive opportunities for the 2020 STIP. As noted in the CD&A, based on Fiscal 2020 performance, each Named Executive Officer received 37.9% of his respective target opportunity under the 2020 STIP. See "Compensation Discussion and Analysis—Elements of Our Compensation Program—Short-Term Incentives" for further information.

(2)
The number of shares reported in this column represent the PSUs: (a) subject to an Adjusted EBITDA performance-based vesting condition and (b) subject to a RTSR market-based vesting condition granted to each Named Executive Officer under the 2011 LTIP on June 1, 2019. The Adjusted EBITDA PSUs are scheduled to vest on March 31, 2022, subject to the achievement of the underlying performance conditions and the Named Executive Officer's continued employment through the end of the performance period. See "Compensation Discussion and Analysis—Elements of Our Compensation Program—Long-Term Incentives" for additional information.

(3)
The number of shares reported in this column represent the RSUs granted to each Named Executive Officer under the 2011 LTIP on June 1, 2019. The RSUs will vest in three equal annual installments, beginning on June 1, 2020, subject to the Named Executive Officer's continued employment through the applicable vesting date. See "Compensation Discussion and Analysis—Elements of Our Compensation Program—Long-Term Incentives" for additional information.

(4)
For a discussion of the assumptions and methodologies used to calculate the grant date fair values presented in this column, please see Note 1 to the Fiscal 2020 Summary Compensation Table above and Note 15 to the consolidated financial statements included in our 2020 Annual Report.

OUTSTANDING EQUITY AWARDS AT FISCAL 2020 YEAR-END

The following table provides information regarding the outstanding equity awards held by each Named Executive Officer as of March 31, 2020.

Named Executive Officer	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested[1] (#)	Market Value of Shares or Units of Stock That Have Not Vested[2] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested[3] (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested[2,4] ($)
Bruce A. Thames	—	—			37,777	$569,299	70,534	$1,029,796
Jay C. Peterson	2,000	—	$12.00	5/4/2021	11,924	$179,695	21,514	$314,104
Thomas N. Cerovski	—	—			10,679	$160,933	8,910	$130,086
Mark Roberts	—	—			6,468	$97,473	11,563	$168,820
Johannes (René) van der Salm	5,000	—	$12.00	5/4/2021	11,128	$167,699	19,732	$288,087

(1)
Represents: (i) 5,753, 2,158, 719 and 2,158 unvested RSUs granted on June 19, 2017 vesting on June 19, 2020 to each of Messrs. Thames, Peterson, Roberts and van der Salm, respectively; (ii) 11,324, 3,397, 1,769 and 3,397 unvested RSUs granted on May 16, 2018 vesting in equal annual installments on June 30 2020 and 2021 to each of Messrs. Thames, Peterson, Roberts and van der Salm, respectively; (iii) 6,699 unvested RSUs granted on January 14, 2019 vesting on February 1, 2022 to Mr. Cerovski; and (iv) 20,700, 6,369, 3,980, 3,980 and 5,573 unvested RSUs granted on June 1, 2019 vesting in equal annual installments on June 1, 2020, 2021 and 2021 to each of Messrs. Thames, Peterson, Cerovski, Roberts and van der Salm, respectively

(2)	The market value was calculated based on a market closing price of $15.07 per share of our common stock as reported on the NYSE on March 31, 2020, the last trading day of Fiscal 2020.

(3)
Represents: (i) 7,209, 2,162, 0 and 2,162 unvested RTSR PSUs and 16,985, 5,095, 2,653, and 5,095 unvested Adjusted EBITDA PSUs, each granted on May 16, 2018 and vesting on March 31, 2021, subject to the Compensation Committee's certification of the applicable performance metrics, to each of Messrs. Thames, Peterson, Roberts and van der Salm, respectively; and (ii) 12,821, 3,945, 2,465, 2,465 and 3,452 unvested RTSR PSUs and 20,635, 6,349, 3,968, 3,968 and 5,556 unvested Adjusted EBITDA PSUs, each granted on June 1, 2019 vesting on March 31, 2022, subject to the Compensation Committee's certification of the applicable performance metrics, to each of Messrs. Thames, Peterson, Cerovski, Roberts and van der Salm, respectively.

(4)
In accordance with the SEC disclosure rules, the amounts reported in these columns were determined based upon performance through March 31, 2020. For the RTSR PSUs granted on May 16, 2018, the value reported is measured at target performance. For the RTSR PSUs granted on June 1, 2019, the value reported is measured at maximum performance. For each of the Adjusted EBITDA PSUs, the value reported is measured at target performance. The actual number of shares that may be earned in settlement of the PSUs will be determined on actual Company performance and may be higher or lower than the number of shares reported in this column.

FISCAL 2020 OPTION EXERCISES AND STOCK VESTED

The following table sets forth information regarding the vesting of RSUs and PSUs held by our Named Executive Officers during Fiscal 2020. None of our Named Executive Officers exercised stock options during Fiscal 2020.

Named Executive Officer	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting[1]	Value Realized on Vesting[2]
Bruce A. Thames	—	—	49,148	$902,048
Jay C. Peterson	—	—	19,811	$360,002
Thomas N. Cerovski	—	—	—	$—
Mark Roberts	—	—	4,657	$95,809
Johannes (René) van der Salm	—	—	19,811	$360,002

(1)	The value realized was determined by multiplying the number of shares that vested by the per-share closing price of the Company's common stock as reported by the NYSE on the date each award vested.

FISCAL 2020 NONQUALIFIED DEFERRED COMPENSATION

The Company adopted the NQDCP in June 2016 under which designated eligible participants may elect to defer base salary, short-term incentive payments, non-executive director fees and other cash or equity-based compensation. Eligible participants include the Company's non-executive directors and a select group of management, including our Named Executive Officers and other employees of the Company and its participating subsidiary and affiliate companies that meet certain requirements.

Subject to applicable tax laws, participants may elect when to receive payment of their account balances under the NQDCP. If elected by the participant or as otherwise required by the NQDCP, payment may accelerate in connection with certain events, including death, disability, termination of employment and/or a change in control. Compensation deferred under the NQDCP is subject to income tax when distributed from the NQDCP and may accumulate tax-deferred earnings.

Eligible employees may elect to defer up to 75% of base salary, 100% of sales commissions, 100% of short-term incentive, and 100% of equity-based compensation or other cash compensation approved by the Compensation Committee. The Company does not currently make any contributions to the accounts of participants under the NQDCP. Participants may create up to five "In-Service Accounts" providing for a lump sum payment on a date specified by the participant and one "Termination Account" providing for a lump sum payment on and/or annual installments commencing in connection with the participant's separation from service. In-Service Accounts are paid in January of the year selected by the participant and Termination Accounts are generally paid on or commence in January immediately following the six-month anniversary of the participant's separation from service. Participants may change the timing and form of payment, subject to a five-year delay in benefit commencement.

All of the investment options available under the NQDCP are equity, bond and money market mutual funds similar in nature to the investment choices available under the Company's 401(k) defined contribution plan. Investment gains and losses in a participant's account under the NQDCP are based solely upon the investment selections made by the participant. Compensation deferred under the NQDCP represents an unsecured obligation of the Company.

The following table sets forth information regarding contributions to the NQDCP by participating Named Executive Officers during Fiscal 2020.

Named Executive Officer	Executive Contributions in Last FY1 ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY2 ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at FYE[3] ($)
Bruce A. Thames	$1,008,392	$—	$(247,620)	$—	$1,648,134
Jay C. Peterson	$134,661	$—	$(18,668)	$—	$203,189
Thomas N. Cerovski	$1,408	$—	$(184)	$—	$1,224
Mark Roberts	$3,428	$—	$(7,084)	$—	$83,863

(1)
These amounts represent deferrals of the Named Executive Officers' salary and annual incentive compensation and are included in the "Salary" and "Non-Equity Incentive Plan Compensation" columns in the Fiscal 2020 Summary Compensation Table.

(2)	These amounts do not represent above-market earnings and are excluded from the Fiscal 2020 Summary Compensation Table.

(3)
Amounts in this column include the following amounts that were previously reported in the Summary Compensation Tables for Fiscal 2018 and Fiscal 2019: $884,367 for Mr. Thames and $86,791 for Mr. Peterson.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The narrative description and table below summarize certain information related to the amount of compensation payable to each of our Named Executive Officers under certain qualifying termination or change in control events. Except as described below, we have no agreements, arrangements, or plans that entitle executive officers to severance, perquisites, acceleration of equity or other enhanced benefits upon termination of their employment. Payments or benefits other than described below would be at the discretion of the Compensation Committee and the Board.

Executive Severance Plan

As noted in the Compensation Discussion and Analysis, on March 6, 2020, the Compensation Committee adopted the Severance Plan, effective immediately, and designated each of the executive officers of the Company as participants in the Severance Plan. Subject to the participant’s execution of a general release of claims in favor of the Company, the Severance Plan provides participants with certain payments and benefits upon a qualifying termination of employment. In the event that the employment of a participant is terminated by the Company or its affiliates other than for cause, death, or disability, or in the event that a participant terminates his or her employment with the Company or its affiliates for good reason (as such terms are defined within the Severance Plan), then the participant will receive, in lieu of any severance benefits under any other arrangement with the participant, the following severance benefits: (i) a multiple of the participant’s base salary payable in substantially equal installments during a specified severance period; (ii) an amount equal to the participant’s annual bonus for the fiscal year in which the termination occurred, prorated based on the number of days that the participant was an employee and payable in lump sum; and (iii) a one-time lump-sum cash payment equal to the cost of the participant’s monthly premiums under the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended (“COBRA”), multiplied by the number of months in the specified severance period. The severance multiple is 1.5 for Mr. Thames and one for the other Named Executive Officers and the severance period is eighteen months for Mr. Thames and twelve months for the other Named Executive Officers.

Equity Agreements

RSU Award Agreements

The RSU award agreements provide that if the Company terminates the holder other than for cause or due to death or disability, the portion of the award that was not vested immediately prior to such termination of employment will immediately vest on a pro-rata basis based on the amount of time the holder was employed during the vesting period. The remaining portion of the award will be immediately forfeited by the holder and canceled by the Company. If the Company terminates the holder for cause or if the holder resigns for any reason, the portion of the award that was not vested immediately prior to such termination of employment will be immediately forfeited and canceled by the Company.

PSU Award Agreements

The PSU award agreements provide that if the Company terminates the holder other than for cause or due to death or disability, then the award will be earned and settled in accordance with the original terms of the agreement, except that the number of shares of stock subject to the award that are earned and delivered will be pro-rated based on the amount of time the holder was employed during the performance period. If the Company terminates the holder for cause or if the holder resigns for any reason, the portion of the award that was not vested immediately prior to such termination of employment will be immediately forfeited and canceled by the Company.

If, as of March 31, 2020, we terminated the employment of a Named Executive Officer other than for cause, death or disability or he terminated his employment with good reason, he would have been entitled to receive the following under the terms of the Severance Plan and the Company's equity award agreements:

Named Executive Officer	Severance (Base Salary Continuation)[1] ($)	Bonus for Fiscal 2020 ($)	Lump Sum COBRA	Acceleration of Stock Options ($)	Acceleration of RSUs[2] ($)	Acceleration of PSUs[2,3] ($)	Total ($)
Bruce A. Thames	975,000	234,222	35,388	—	569,299	842,624	2,656,533
Jay C. Peterson	333,900	82,256	15,720	—	179,695	256,522	868,093
Thomas N. Cerovski	305,000	85,275	23,592	—	160,933	94,097	668,897
Mark Roberts	300,000	54,822	23,592	—	97,473	132,831	608,718
Johannes (René) van der Salm	300,000	72,062	9,012	—	167,699	237,703	786,476

(1)
The applicable severance period for resignation with good reason or termination by the Company other than for cause, death or disability as of March 31, 2020 was eighteen months for Mr. Thames and twelve months for each of Messrs. Peterson, Cerovski, Roberts and van der Salm, respectively.

(2)	For purposes of this calculation, the Company utilized a market closing price of $15.07 per share of our common stock as reported on the NYSE on March 31, 2020, the last trading day of Fiscal 2020.

(3)
For purposes of this calculation, we assumed that the applicable performance goals were deemed satisfied at the target level. Pursuant to each of the RTSR PSU and EBITDA PSU award agreements: (i) the shares would be issued in settlement of the award at the conclusion of the performance periods on March 31, 2021 and 2022, respectively, following certification of the applicable performance goals by the Compensation Committee and (ii) the shares would only be earned to the extent that the Company meets or exceeds the performance goals under the original terms of the agreement.

Change in Control

In the event that the employment of a participant in the Severance Plan is terminated by the Company or its affiliates other than for cause, death, or disability, or in the event that a participant terminates his or her employment with the Company or its affiliates for good reason (as such terms are defined within the Severance Plan) within the twenty-four (24) month period following a change in control (as such term is defined within the Severance Plan, a "CIC"), then the participant will receive, in lieu of any severance benefits under any other arrangement with the participant (including the benefits described above), the following severance benefits: (i) an amount equal to the participant’s base salary and annual bonus for the year of termination, multiplied by the CIC severance multiple and payable in substantially equal installments during a specified CIC severance period; (ii) an amount equal to the participant’s annual bonus for the fiscal year in which the termination occurred, prorated based on the number of days that the participant was an employee and payable in lump sum; and (iii) a one-time lump-sum cash payment equal to the cost of the participant’s monthly COBRA premiums, multiplied by the number of months in a specified CIC severance period. The change in control severance multiple is 2.5 for Mr. Thames and two for the other Named Executive Officers and the CIC severance period is 30 months for Mr. Thames and 24 months for the other Named Executive Officers.

Under the Severance Plan and the 2011 LTIP, a CIC is generally defined to include (i) acquisition by a person or entity of 50% or more of either the outstanding shares of the Company or the combined voting power of such shares, with certain exceptions; (ii) certain reorganizations, mergers, or consolidations; or (iii) a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

As of March 31, 2020, our Named Executive Officers held unvested stock options, RSUs and PSUs granted under the 2011 LTIP. Under the 2011 LTIP, in the event of a CIC, the Board, in its discretion may provide for the accelerated vesting of outstanding equity awards, including deeming the performance measure applicable to some or all outstanding awards to be satisfied at any level. In addition, in the event of a qualifying termination of employment within 24 months following a CIC Mr. Thames will become 100% vested in any unvested and outstanding equity awards held by Mr. Thames at the time of termination, with any unvested performance units vesting at the greater of: (i) target and (ii) actual performance through the date of termination.

Assuming that a change in control occurred effective as of March 31, 2020 and the Board exercised its discretion to require that all unvested stock options, RSUs and PSUs be surrendered and for the holder to receive a cash payment equal to: (i) the number of shares subject to the unvested stock option multiplied by the excess, if any, of the fair market value per share over the exercise price, (ii) the number of shares of common stock subject to the RSU award multiplied by the fair market value per share, and (iii) the number of shares of common stock subject to the PSU award (and assuming that the performance measures are deemed satisfied at the maximum performance level) multiplied by the fair market value per share, each Named Executive Officer would have received a cash payment as follows:

Named Executive Officer	Severance (Base Salary Continuation)[1] ($)	Bonus for Fiscal 2020 ($)	Lump Sum STI ($)	Lump Sum COBRA ($)	Acceleration of Stock Options[2] ($)	Acceleration of RSUs[2] ($)	Acceleration of PSUs[2,3] ($)	Total ($)
Bruce A. Thames	1,625,000	234,222	618,000	58,980	—	569,299	2,059,593	5,165,094
Jay C. Peterson	667,800	82,256	217,035	31,440	—	179,695	628,209	1,806,435
Thomas N. Cerovski	610,000	85,275	225,000	47,184	—	160,933	260,172	1,388,564
Mark Roberts	600,000	54,822	144,650	47,184	—	97,473	337,640	1,281,769
Johannes (René) van der Salm	600,000	72,062	190,138	18,024	—	167,699	576,174	1,624,097

(1)
The applicable severance period for termination in connection with a change in control as of March 31, 2020 was 30 months continuation of base salary for Mr. Thames and 24 months continuation of base salary for Messrs. Peterson, Cerovski, Roberts and van der Salm, respectively.

(2)	For purposes of this calculation, the Company utilized a market closing price of $15.07 per share of our common stock as reported on the NYSE on March 31, 2020, the last trading day of Fiscal 2020.

(3)	For purposes of this calculation, we assumed that the applicable performance goals were deemed satisfied at the maximum level.

CEO PAY RATIO DISCLOSURE

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in 2010 (the "Dodd-Frank Act"), we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our Chief Executive Officer. We believe that the pay ratio below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For Fiscal 2020:

•	The median of the annual total compensation of all employees of the Company (other than our Chief Executive Officer) was $53,926; and

•	The annual total compensation of our Chief Executive Officer, as reported in the Fiscal 2020 Summary Compensation Table, was $2,187,546.

Based on this information, for Fiscal 2020, the ratio of annual total compensation of our Chief Executive Officer to the median of the total compensation of all employees (other than the Chief Executive Officer) is estimated to be 41:1.

In determining the "median employee," we prepared a list of all our full-time, part-time and temporary employees as of January 1, 2020. To identify the median employee from our employee population, we used the annual base salaries or wages of each employee. We annualized the base salaries or wages of those employees that were not employed for the full fiscal year and adjusted the compensation of each part-time employee to reflect the actual number of hours worked during the fiscal year. Base salaries or wages for non-US employees were converted to the US dollar equivalent using foreign exchange rates as of March 31, 2020. After the median employee was identified, we calculated such employee's compensation in the same manner as we calculated the total compensation of the Chief Executive Officer for purposes of the Fiscal 2020 Summary Compensation Table.

In accordance with SEC rules, we have used estimates and assumptions in calculating the pay ratio reported above. The estimates and assumptions that we use may differ from the estimates and assumptions used by other companies, including companies in our compensation peer group described above.

PROPOSAL NO. 3

APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION

OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the Dodd-Frank Act, we are asking stockholders to approve an advisory resolution on the compensation of our Named Executive Officers as described in the Compensation Discussion and Analysis, the compensation tables and related narrative discussion included in this Proxy Statement. This proposal, commonly referred to as a "Say-on-Pay" proposal, gives our stockholders the opportunity to, on an advisory basis, approve, reject or abstain from voting with respect to our Fiscal 2020 executive compensation program and policies and the compensation paid to our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers as described in this Proxy Statement. The Dodd-Frank Act requires the Company to hold the advisory vote on executive compensation at least once every three years. The Company's stockholders have expressed a preference for holding such a vote every year and the Company anticipates that it will continue to hold a say-on-pay vote each year for the foreseeable future.

This proposal allows our stockholders to express their opinions regarding the decisions of the Compensation Committee on the prior fiscal year’s compensation of our Named Executive Officers. Because your vote on this proposal is advisory, it will not be binding on us, the Compensation Committee, or the Board. However, the Compensation Committee and the Board will take into account the outcome of the vote when considering future executive compensation arrangements. Further, your advisory vote will serve as an additional tool to help guide the Board and the Compensation Committee in continuing to improve the alignment of the Company’s executive compensation program with the interests of the Company and its stockholders and our commitment to high standards of corporate governance.

The Company’s executive compensation program is designed to attract, retain and reward talented executives who can contribute to both our short- and long-term success and is based on the following general principles:

•	management’s interests should be closely aligned with the interests of our stockholders;

•	compensation must be competitive with that offered by other companies that compete with us for executive talent and enable us to attract and retain highly-qualified executive leadership;

•	differences in compensation should reflect differing levels of responsibilities and performance; and

•	performance-based compensation should focus on critical business objectives and align pay through performance-leveraged incentive opportunities.

The Company believes that its executive compensation program is effective in promoting these general principles and is designed to closely align the interests of our management with the long-term interests of our stockholders. The Compensation Discussion and Analysis included in this Proxy Statement describes the Company’s executive compensation program and the decisions made by the Compensation Committee with respect to Fiscal 2020 in more detail. You are encouraged to read the full details of our executive compensation program and policies as described the Compensation Discussion and Analysis, the tabular disclosure and accompanying narrative disclosure set forth in this Proxy Statement.

For the reasons outlined above, we believe that our executive compensation program is well-designed, appropriately aligns executive pay with Company performance and incentivizes desirable behavior. Accordingly, we are asking you to endorse our executive compensation program by voting for the following resolution:

"RESOLVED, that the compensation paid to the Company’s Named Executive Officers in Fiscal 2020, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

The Board unanimously recommends that stockholders vote "FOR" the foregoing resolution.

PROPOSAL NO. 4

APPROVAL OF THE

THERMON GROUP HOLDINGS, INC. 2020 LONG-TERM INCENTIVE PLAN

At the 2020 Annual Meeting, our stockholders will be asked to approve the Thermon Group Holdings, Inc. 2020 Long-Term Incentive Plan (the “2020 LTIP”). If approved, the 2020 LTIP shall become effective as of the date on which such stockholder approval is obtained (the “Effective Date”) and no future grants will be made under the 2011 LTIP and any shares that remained available for issuance under the 2011 Plan as of the Effective Date will cease to be available for future grants. If the 2020 LTIP is adopted by our stockholders, we will continue to be able to make awards of long-term equity incentives, which we believe are critical for attracting, motivating, rewarding and retaining a talented team who will contribute to our success. If the 2020 LTIP is not approved by our stockholders, the Company will continue to operate the 2011 LTIP pursuant to its current provisions until its expiration in 2022 or until all shares have been depleted. The Board believes that the Company has used equity in a reasonable manner as evidenced by the fact that this is the Company’s first request for an increase in shares since the Company’s initial public offering in 2011.

If approved by stockholders and based on the Company’s current stock price and grant practices, the 2020 LTIP is expected to cover the Company’s annual equity grants and off-cycle grants for specific retention and/or incentive objectives for approximately three years. As of March 31, 2020, 1,393,936 shares remained available for future grants under the 2011 Plan. On June 1, 2020, the Company made its annual equity grants, reducing the number of available shares under the 2011 LTIP by 385,425 shares from 1,391,276 shares to 1,005,851 shares. Other than the July 2020 director grants, the Company does not anticipate making additional grants of equity awards until the 2020 LTIP becomes effective. If the 2020 LTIP is approved by our stockholders, the remaining share pool under the 2011 LTIP will cease to be available for future grants.

Plan Highlights

Under the 2020 LTIP, the Company may grant:

•	non-qualified stock options;

•	incentive stock options (within the meaning of Section 422 of the Code);

•	stock appreciation rights (“SARs”)

•	unrestricted stock, restricted stock and restricted stock units (“Stock Awards”); and

•	performance awards.

Some of the key features of the 2020 LTIP include:

•	Administered by the Compensation Committee or a subcommittee thereof, or such other committee designated by the Board;

•	Annual director compensation limit;

•	No discounting of stock options or SARs;

•	No repricing or replacement of underwater stock options or SARs without stockholder approval;

•	No dividend equivalents on stock options or SARs;

•	No dividends or dividend equivalents paid on unearned stock awards or performance awards; and

•	No liberal definition of “Change in Control.”

Description of the 2020 LTIP

The following description of the 2020 LTIP is qualified in its entirety by reference to the complete text of the 2020 LTIP, a copy of which is attached to this Proxy Statement as Appendix A and incorporated herein by reference.

Purpose

The purposes of the 2020 LTIP are to:

•	align the interests of our stockholders and recipients of awards under the 2020 LTIP by increasing the proprietary interest of such recipients in the Company’s growth and success.

•	advance the interests of the Company by attracting and retaining non-employee directors, officers, other employees and independent contractors; and

•	motivate such persons to act in the long-term best interests of the Company and its stockholders.

Administration

The 2020 LTIP shall be administered by the Compensation Committee or a subcommittee thereof, or such other committee designated by the Board, consisting of two or more members of the Board (each, the “Committee”). Subject to the express provisions of the 2020 LTIP, the Committee will have the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. All awards will be evidenced by an agreement containing such provisions not inconsistent with the 2020 LTIP as the Committee will approve. The Committee will also have authority to establish rules and regulations for administering the 2020 LTIP and to decide questions of interpretation or application of any provision of the 2020 LTIP. The Committee may take any action such that (i) any outstanding options and SARs will become exercisable in part or in full, (ii) all or a portion of a restriction period on any award will lapse, (iii) all or a portion of any performance period applicable to any award will lapse, and (iv) any performance measures applicable to any outstanding award will be deemed satisfied at the target, maximum or any other interim level.

The Committee may delegate some or all of its power and authority under the 2020 LTIP to the Board or, subject to applicable law, to a subcommittee of the Board, a member of the Board, the President and Chief Executive Officer or such other executive officer of the Company as the Committee deems appropriate, except that it may not delegate its power and authority to a member of the Board, the President and Chief Executive Officer or any other executive officer with regard to awards to persons subject to Section 16 of the Exchange Act.

Available Shares

Subject to adjustment in accordance with the adjustment provisions in the 2020 LTIP for corporate transactions, under the 2020 LTIP, the number of shares of common stock authorized for issuance is equal to 1,400,000, other than substitute awards granted in connection with a corporate transaction. As noted above, if approved by stockholders and based on the Company’s current stock price and grant practices, the 2020 LTIP is expected to cover the Company’s annual equity grants and off-cycle grants for specific retention and/or incentive objectives for approximately three years.

Subject to the adjustment provisions included in the 2020 Plan, no more than 1,400,000 shares of common stock in the aggregate may be issued under the 2020 LTIP in connection with incentive stock options. Furthermore, the aggregate value of cash compensation and the grant date fair value of shares of Common Stock that may be awarded or granted during any fiscal year of the Company to any non-employee director shall not exceed $500,000. The number of shares of common stock that remain available for future grants will be reduced by the sum of the aggregate number of shares which become subject to outstanding options, outstanding free-standing SARs and outstanding Stock Awards and common stock delivered upon settlement of performance awards.

To the extent that shares of common stock subject to an outstanding option, SAR, Stock Award or performance award granted under the 2020 LTIP or the 2011 LTIP or any other equity plan maintained by the Company under which awards are outstanding as of the effective date of the 2020 LTIP (the “Prior Plans”), other than substitute awards, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related SAR or shares subject to a SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of common stock shall again be available under the 2020 LTIP; provided, however, that shares of common stock subject to an award under the 2020 LTIP or a Prior Plan will not again be available for issuance under the 2020 LTIP if such shares are (x) shares that were subject to an option or stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (y) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding award or (z) shares repurchased by the Company on the open market with the proceeds of an option exercise.

Subject to applicable stock exchange requirements, the number of shares of common stock available for awards under the 2020 LTIP will not be reduced by (i) the number of shares of common stock subject to substitute awards granted in connection with a corporate transaction or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company which become subject to awards granted under the 2020 LTIP.

On the Record Date, the closing sales price per share of the common stock as reported on the NYSE was $14.28.

Eligibility

Non-employee directors, officers, other employees and independent contractors are eligible to participate in the 2020 Plan. As of June 1, 2020, approximately 1,351. Because all employees re eligible to participate, this would be all employees of the Company. Employees and eight non-employee directors would be eligible to participate in the 2020 LTIP if selected by the Compensation Committee for participation in the 2020 LTIP. As of June 1, 2020, we retained approximately 178 independent contractors. While independent contractors are eligible to participate in the 2020 LTIP, the Company has not historically granted awards to independent contractors.

Change in Control

Unless otherwise provided in an award agreement, in the event of a change in control of the Company, the Board (as constituted prior to such change in control) may, in its discretion, provide that (i) some or all outstanding options and SARs will become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the restriction period applicable to some or all outstanding Stock Awards will lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the performance period applicable to some or all outstanding awards will lapse in full or in part, and (iv) the performance measures applicable to some or all outstanding awards will be deemed satisfied at the target, maximum or any other interim level. In addition, in the event of a change in control, the Board may, in its discretion, require that shares of stock of the company resulting from such change in control, or the parent thereof, be substituted for some or all of the shares of common stock subject to outstanding awards as determined by the Board, and/or require outstanding awards to be surrendered to the Company in exchange for a payment of cash, other property or shares of common stock in the Company resulting from the change in control, or the parent thereof, or a combination of cash, other property and shares.

Under the terms of the 2020 LTIP, a change of control shall occur upon: (i) the acquisition of 50% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company, subject to certain exceptions; (ii) the consummation of a reorganization, merger or consolidation of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities, as the case may be, of the corporation resulting from such reorganization, merger or consolidation; (iii) during a 12 month period, individuals who, at the beginning of such period, constitute the Board ceasing to constitute a majority of the board, subject to certain exceptions; or (iv) a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

Effective Date, Termination and Amendment

The 2020 LTIP will become effective on the Effective Date. In the event that the 2020 LTIP is not approved by the Company’s stockholders, the 2020 LTIP and any awards thereunder will be void and of no force or effect. The 2020 LTIP will terminate as of the first annual meeting of the Company's stockholders to occur on or after the tenth anniversary of the Effective Date, unless earlier terminated by the Board. The Board may amend the 2020 LTIP at any time, subject to stockholder approval if (i) required by applicable law, rule or regulation, including any rule of the NYSE, or (ii) such amendment seeks to modify the non-employee director compensation limit or the prohibition on repricing contained in the 2020 LTIP. However, no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.

Awards Subject to Clawback

Any award granted under the 2020 LTIP and any cash payment or shares of common stock delivered pursuant to such an award will be subject to forfeiture, recovery by the Company or other action pursuant to the applicable award agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

Stock Options and SARs

The 2020 LTIP provides for the grant of non-qualified stock options, incentive stock options and SARs. The Committee will determine the conditions to the exercisability of each option and SAR.

Each option will be exercisable for no more than ten years after its date of grant, unless the option is an incentive stock option and the optionee owns greater than ten percent (10%) of the voting power of all shares of capital stock of the Company (a “ten percent holder”), in which case the option will be exercisable for no more than five years after its date of grant. Except with respect to substitute awards granted in connection with a corporate transaction, the purchase price of an option will not be less than 100% of the fair market value of a share of common stock on the date of grant, unless the option is an incentive stock option and the optionee is a ten percent holder, in which case the option purchase price will be the price required by the Code, currently 110% of fair market value.

A SAR entitles the holder to receive upon exercise (subject to withholding taxes) shares of common stock (which may be restricted stock) or, to the extent permitted in the applicable award agreement, cash or a combination thereof, with a value equal to the difference between the fair market value of the common stock on the exercise date and the base price of the SAR. Each SAR will be exercisable for no more than ten years after its date of grant. Except with respect to substitute awards granted in connection with a corporate transaction, the base price of a free-standing SAR will not be less than 100% of the fair market value of a share of common stock on the date of grant (or, if earlier, the date of grant of the option for which the SAR is exchanged or substituted). The base price of a SAR granted in tandem with an option (a “tandem SAR”) will be the purchase price of the related option.

All of the terms relating to the exercise, cancellation or other disposition of options and SARs (i) following the termination of employment of a participant, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, will be determined by the Committee.

Subject to the adjustment provisions set forth in the 2020 LTIP, the Committee will not without the approval of the stockholders of the Company amend or replace any previously granted option or SAR in a “repricing” transaction.

The holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of common stock subject to such option or SAR.

Stock Awards

The 2020 LTIP provides for the grant of Stock Awards. The Committee may grant a Stock Award as an unrestricted stock award, a restricted stock award or a restricted stock unit award. Except as otherwise determined by the Committee, Restricted Stock Awards and Restricted Stock Unit Awards will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment of the Company during the restriction period or if specified performance measures (if any) are not attained during the performance period.

Unrestricted stock awards will not be subject to any restriction periods or performance measures. However, unrestricted stock awards will be limited to (i) awards to non-employee directors, (ii) awards to newly hired employees, (iii) awards made in lieu of a cash bonus or (iv) awards granted under the 2020 LTIP with respect to the number of shares of common stock which, in the aggregate, does not exceed five percent (5%) of the total number of shares available for awards under the 2020 LTIP.

Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock awarded will have rights as a stockholder of the Company, including the right to vote and receive dividends with respect to the shares of restricted stock; provided, however, that a distribution or dividend made with respect to shares of common stock, including a regular cash dividend, will not be paid on a current basis but will instead be deposited by the Company and will be subject to the same restrictions as the restricted stock.

The agreement awarding restricted stock units will specify (i) whether such award may be settled in shares of common stock, cash or a combination thereof, and (ii) whether the holder will be entitled to receive dividend equivalents with respect to such award. Any dividend equivalents with respect to restricted stock units that are subject to vesting conditions will not be paid on a current basis but instead will be subject to the same vesting conditions as the underlying awards. Prior to settlement of a restricted stock unit, the holder of a restricted stock unit will have no rights as a stockholder of the Company.

All of the terms relating to the satisfaction of performance measures and the termination of a restriction period, or the forfeiture and cancellation of a Stock Award (i) upon a termination of employment, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, will be determined by the Committee.

Performance Awards

The 2020 LTIP also provides for the grant of performance awards. Each performance award is a right, contingent upon the attainment of performance measures within a specified performance period, to receive an amount of cash, shares of common stock (including shares of restricted stock), or a combination of both. Any dividends or dividend equivalents with respect to a performance award shall be subject to the same restrictions as the performance award. Prior to the settlement of a performance award in shares of common stock, the holder of such award will have no rights as a stockholder of the Company with respect to such shares. Shares of common stock underlying a performance award will be non-transferable and subject to forfeiture if the specified performance measures are not attained during the specified performance period. All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance award (i) upon a termination of employment, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, will be determined by the Committee.

Performance Measures

Under the 2020 LTIP, the vesting, exercisability or payment of certain awards may be made subject to the satisfaction of performance measures. The performance goals applicable to a particular award will be determined by the Committee at the time of grant. Such performance measures may consist of one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures: the attainment by a share of common stock of a specified fair market value for a specified period of time; earnings per share; return to stockholders (including dividends); return on assets; return on equity; earnings before or after taxes and/or interest; revenues; expenses; market share; cash flow or cost reduction goals; interest expense after taxes; return on investment; return on investment capital; return on operating costs; economic value created; operating margin; gross margin; achievement of annual operating profit plans; net income before or after taxes; pretax earnings before interest; depreciation and/or amortization; pretax operating earnings after interest expense and before incentives, and/or extraordinary or special items; operating earnings; net cash provided by operations; and strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to market penetration, geographic business expansion, cost targets, days sales outstanding, customer satisfaction, specified safety metrics, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and environmental, social or governance-related priorities, or such other goals as the Committee may determine whether or not listed in the 2020 LTIP.

Each such goal may be determined on a pre-tax or post-tax basis or on an absolute or relative basis, and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). In addition to the ratios specifically listed above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. In establishing a performance measure or determining the achievement of a performance measure, the Committee may provide that the achievement of the applicable performance measures may be amended or adjusted to include or exclude components of any performance measure. Performance measures will be subject to such other special rules and conditions as the Committee may establish at any time.

New Plan Benefits

The Committee has the discretion to grant awards under the 2020 LTIP and, therefore, it is not possible as of the date of this Proxy Statement to determine future awards that will be received by the Named Executive Officers or others under the 2011 LTIP. Please see the section entitled “Compensation Discussion and Analysis” for grants made to each of the Named Executive Officers under the 2020 LTIP during Fiscal 2020.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the 2020 LTIP. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2020 LTIP that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2020 LTIP. Each participant is advised to consult his or her particular tax advisor concerning the application of the United States federal income tax laws to such participant's particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

Stock Options

A participant will not recognize taxable income at the time an option is granted and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of a participant who is an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their purchase price, and the Company will be entitled to a corresponding deduction subject to the limitations under Section 162(m) of the Code. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for at least two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (1) the amount realized upon that disposition, and (2) the excess of the fair market value of those shares on the date of exercise over the purchase price, and the Company will be entitled to a corresponding deduction subject to the limitations under Section 162(m) of the Code.

SARs

A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of a participant who is an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense, subject to the limitations under Section 162(m) of the Code.

Stock Awards

A participant will recognize ordinary income in the year in which the unrestricted stock is actually issued to the participant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares (and subject to income tax withholding in respect of a participant who is an employee). The amount of ordinary income recognized by the participant is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

A participant will not recognize taxable income at the time restricted stock is granted and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of a participant who is an employee) at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of a participant who is an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of a participant who is an employee), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

A participant will not recognize taxable income at the time a restricted stock unit is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of a participant who is an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company. The amount of ordinary income recognized is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

Performance Awards

A participant will not recognize taxable income at the time a performance award is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of a performance award, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of a participant who is an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

Equity Compensation Plan Information

The following table sets forth information regarding our equity compensation plans as of March 31, 2020. Specifically, the table provides information regarding our 2010 Plan and the 2011 LTIP, described further in our 2020 Annual Report.

Plan Category	Number of securities to be issued upon exercise of outstanding equity awards	Weighted-average exercise price of outstanding options[3,5]	Number of securities remaining available for future issuances under equity compensation plans (1)

Equity compensation plans approved by security holders[2]	550,445	(3)	1,393,936
Equity plans not approved by security holders[4]	60,002	$5.68	—
Total	610,447	$(5)	1,393,936

(1)	Excludes securities reflected in the column entitled "Number of securities to be issued upon exercise of outstanding equity awards."

(2)	On April 8, 2011, our Board and pre-IPO stockholders approved the 2011 LTIP. The 2011 LTIP authorized the issuance of 2,893,341 equity awards.

(3)
At March 31, 2020, the Company had outstanding under the 2011 LTIP: (i) 79,483 stock options, with a weighted average exercise price of $17.31, (ii) 236,706 unvested restricted stock units, with a weighted average grant date fair value of $22.14, and (iii) 234,256 performance units (assuming satisfaction of the performance metric at target and 468,512 at maximum), with a weighted average grant date fair value of $22.87.

(4)
The 2010 Thermon Group Holdings, Inc. Restricted Stock and Stock Option Plans (the "2010 Plan") was approved by our Board on July 28, 2010. The 2010 Plan authorized the issuance of 2,767,171 equity awards and provides for the grant of non-qualified stock options and restricted stock. In connection with our May 2011 IPO, all 2,757,524 of the unvested stock options that were then outstanding under the 2010 Plan became fully vested and exercisable. The 2010 Plan will terminate as of the earlier of (i) the date on which all equity awards under the 2010 Plan have been issued, (ii) the termination of the 2010 Plan by our Board, or (iii) the tenth anniversary of the effective date of the 2010 Plan; however, no further grants or equity awards will be made under the 2010 Plan. Under the 2010 Plan, the compensation committee of our Board has the authority to designate participants in the plan, determine the form of awards, the number of shares subject to individual awards, and the terms and conditions, including the vesting schedule, of each award granted under the 2010 Plan. The term of any option shall be fixed by the compensation committee and shall not exceed ten years from the date of grant. At March 31, 2020, the Company had outstanding under the 2010 Plan 60,002 non-qualified stock options, with a weighted average exercise price of $5.68.

(5)
At March 31, 2020, the Company had outstanding under the 2011 LTIP: (i) 79,483 stock options, with a weighted average exercise price of $17.31, (ii) 236,706 unvested restricted stock units, with a weighted average grant date fair value of $22.14, and (iii) 234,256 performance units (assuming satisfaction of the performance metric at target and 468,512 at maximum), with a weighted average grant date fair value of $22.87. At March 31, 2020, the Company had outstanding under the 2010 Plan 60,002 non-qualified stock options, with a weighted average exercise price of $5.68.

Required Vote

The approval of the 2020 LTIP requires the affirmative vote of the majority of the votes which could be cast by the stockholders present in person or represented by proxy at the 2020 Annual Meeting and entitled to vote on the matter. Abstentions will have the same practical effect as votes against the proposal. Broker non-votes are not considered entitled to vote on the matter and will have no effect on the outcome of this proposal.

Recommendation

The Board unanimously recommends that stockholders vote "FOR" approval of the 2020 LTIP.

OTHER MATTERS

The Board is not aware of any other business to be presented for a vote of the stockholders at the 2020 Annual Meeting. If any other matters are properly presented for a vote, the people named as proxies will have discretionary authority, to the extent permitted by law, to vote on such matters according to their best judgment.

The chairman of the 2020 Annual Meeting may refuse to allow presentation of a proposal or nominee for the Board if the proposal or nominee was not properly submitted.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

In order for a stockholder proposal to be considered for inclusion in the Company’s Proxy Statement for the 2021 Annual Meeting, our General Counsel must receive the proposal no later than February 12, 2021. Such proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received) to: Thermon Group Holdings, Inc., Attn: General Counsel, 7171 Southwest Parkway, Suite 200, Building 300, Austin, Texas 78735. Such proposals must comply with the SEC’s requirements in Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in Company-sponsored proxy materials, such as the requirement that the stockholder continues to own a minimum number of shares until the 2021 Annual Meeting and appear in person or through an authorized representative at the 2021 Annual Meeting to present the proposal.

Alternatively, stockholders intending to present a proposal at the 2021 Annual Meeting without having it included in the Company’s Proxy Statement, as well as any director nominations, must comply with the requirements set forth in the Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive written notice with respect to each director nomination or other proposal that the stockholder intends to present at the 2021 Annual Meeting from the stockholder no earlier than February 12, 2021 and no later than March 14, 2021. The notice must contain the information required by our Bylaws.

On June 15, 2017, the Board implemented proxy access, which allows a stockholder, or group of up to twenty (20) stockholders, owning an aggregate of three percent (3%) or more of the Company's outstanding common stock continuously for at least three (3) years to nominate and include in the Company's proxy materials for an annual meeting of stockholders director candidates constituting up to the greater of: (i) twenty percent (20%) of the Board or (ii) two individuals, provided the stockholder(s) and the nominee(s) satisfy the requirements specified in the Bylaws. If a stockholder or group of stockholders intends to nominate one or more director candidates to be included in the Company's proxy statement for the 2021 Annual Meeting, the Company must receive proper written notice of the nomination no earlier than January 13, 2021 and no later than February 12, 2021. The notice must contain the information required by our Bylaws.

Proposals received by the General Counsel or Corporate Secretary after the dates mentioned will not be included in the Proxy Statement or acted upon at the 2021 Annual Meeting.

**********

Upon receipt of a written request from any stockholder entitled to vote at the forthcoming 2020 Annual Meeting, the Company will mail, at no charge to the stockholder, a copy of the 2020 Annual Report, including the financial statements and schedules required to be filed with the Commission pursuant to Rule 13a-1 under the Exchange Act for the Company’s most recent fiscal year. Requests from beneficial owners of the Company’s voting securities must set forth a good-faith representation that as of the Record Date, the person making the request was the beneficial owner of securities entitled to vote at the 2020 Annual Meeting. Written requests for the 2020 Annual Report should be directed to our General Counsel at Thermon Group Holdings, Inc., 7171 Southwest Parkway, Suite 200, Building 300, Austin, Texas 78735. If you would like to receive a copy of any exhibits listed in the 2020 Annual Report, please call (512) 690-0600 or submit a request in writing to our General Counsel at the above address, and the Company will provide you with the exhibits upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits). The 2020 Annual Report and these exhibits are also available in the "Investor Relations—Financial Information" section of our website located at http://ir.thermon.com.

It is important that your shares be voted at the 2020 Annual Meeting, regardless of the number of shares that you hold.

APPENDIX A

THERMON GROUP HOLDINGS, INC.
2020 LONG-TERM INCENTIVE PLAN

I.	INTRODUCTION

1.1    Purposes. The purposes of the Thermon Group Holdings, Inc. 2020 Long-Term Incentive Plan (this “Plan”) are (i) to align the interests of the Company's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining Non-Employee Directors, officers, other employees and independent contractors and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

1.2    Certain Definitions.

“Agreement” shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall have the meaning set forth in Section 5.8(b).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Compensation Committee of the Board (or a subcommittee thereof), or such other committee designated by the Board, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of The New York Stock Exchange or, if the Common Stock is not listed on The New York Stock Exchange, within the meaning of the rules of the principal national stock exchange on which the Common Stock is then traded.

“Common Stock” shall mean the common stock, par value $.001 per share, of the Company, and all rights appurtenant thereto.

“Company” shall mean Thermon Group Holdings, Inc., a Delaware corporation, or any successor thereto.

“Effective Date” shall have the meaning set forth in Section 5.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the closing transaction price of a share of Common Stock as reported on The New York Stock Exchange on the date as of which such value is being determined or, if the Common Stock is not listed on The New York Stock Exchange, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee in good faith and in accordance with Section 409A of the Code.

“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Incumbent Director” shall have the meaning set forth in Section 5.8(b)(iii).

APPENDIX A

“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

“Nonqualified Stock Option” shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

“Performance Award” shall mean a right to receive an amount of cash, Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder's interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award or Performance Award, to the holder's receipt of the shares of Common Stock subject to such award or of payment with respect to such award. Such criteria and objectives may consist of one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures: the attainment by a share of Common Stock of a specified fair market value for a specified period of time; earnings per share; return to stockholders (including dividends); return on assets; return on equity; earnings before or after taxes and/or interest; revenues; expenses; market share; cash flow or cost reduction goals; interest expense after taxes; return on investment; return on investment capital; return on operating costs; economic value created; operating margin; gross margin; achievement of annual operating profit plans; net income before or after taxes; pretax earnings before interest, depreciation and/or amortization; pretax operating earnings after interest expense and before incentives, and/or extraordinary or special items; operating earnings; net cash provided by operations; and strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to market penetration, geographic business expansion, cost targets, days sales outstanding, customer satisfaction, specified safety metrics, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, acquisitions or divestitures, and environmental, social, or governance-related priorities, or such other goals as the Committee may determine whether or not listed herein. Each such goal may be determined on a pre-tax or post-tax basis or on an absolute or relative basis, and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. In establishing a Performance Measure or determining the achievement of a Performance Measure, the Committee may provide that achievement of the applicable Performance Measures may be amended or adjusted to include or exclude components of any Performance Measure, including, without limitation, foreign exchange gains and losses, asset write-downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles. Performance Measures shall be subject to such other special rules and conditions as the Committee may establish at any time.

“Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Prior Plan” shall mean the Thermon Group Holdings, Inc. 2011 Long-Term Incentive Plan and each other equity plan maintained by the Company under which awards are outstanding as of the Effective Date.

“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.

“Restricted Stock Unit” shall mean a right to receive one share of Common Stock or, in lieu thereof and to the extent set forth in the applicable Agreement, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

APPENDIX A

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

“SAR” shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

“Stock Award” shall mean an Unrestricted Stock Award, a Restricted Stock Award or a Restricted Stock Unit Award.

“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Substitute Award” shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR.
“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

“Tax Date” shall have the meaning set forth in Section 5.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

“Unrestricted Stock” shall mean shares of Common Stock which are not subject to a Restriction Period or Performance Measures.

“Unrestricted Stock Award” shall mean an award of Unrestricted Stock under this Plan.

1.3    Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options, (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Unrestricted Stock, Restricted Stock or Restricted Stock Units and (iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock subject to an award, the number of SARs, the number of Restricted Stock Units, the dollar value subject to a Performance Award, the purchase price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding award shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding award shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the target, maximum or any other interim level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board (or any members thereof) or, subject to applicable law, to a subcommittee of the Board, the President and Chief Executive Officer or such other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to a member of the Board or the President and Chief Executive Officer or other executive officer of the Company

APPENDIX A

with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

No member of the Board or Committee, and neither the President and Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the President and Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company's Certificate of Incorporation and/or By-laws) and under any directors' and officers' liability insurance that may be in effect from time to time.

A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

1.4    Eligibility. Participants in this Plan shall consist of such officers, other employees, independent contractors and Non-Employee Directors, and persons expected to become officers, other employees, independent contractors and Non-Employee Directors, of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. For purposes of this Plan and except as otherwise provided for in an Agreement, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director or independent contractor. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during any periods during which such participant is on an approved leave of absence. The aggregate value of cash compensation and the grant date fair value of shares of Common Stock that may be awarded or granted during any fiscal year of the Company to any Non-Employee Director shall not exceed $500,000.

1.5    Shares Available. Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Plan, the number of shares of Common Stock authorized for issuance under the Plan shall be 1,400,000 shares of Common Stock, other than Substitute Awards. Subject to adjustment as provided in Section 5.7, no more than 1,400,000 shares of Common Stock in the aggregate may be issued under the Plan in connection with Incentive Stock Options. The number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options, outstanding Free-Standing SARs and outstanding Stock Awards and delivered upon the settlement of Performance Awards.

To the extent that shares of Common Stock subject to an outstanding option, SAR, Stock Award or Performance Award granted under the Plan or a Prior Plan, other than Substitute Awards, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan; provided, however, that shares of Common Stock subject to an award under this Plan or a Prior Plan shall not again be available for issuance under this Plan if such shares are (x) shares that were subject to an option or stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (y) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding award or (z) shares repurchased by the Company on the open market with the proceeds of an option exercise.

The number of shares of Common Stock available for awards under this Plan shall not be reduced by (i) the number of shares of Common Stock subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).
Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

II.	STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1    Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option,

APPENDIX A

shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code to qualify as Incentive Stock Options, such options shall constitute Nonqualified Stock Options.

Options may be granted in addition to, or in lieu of, any other compensation payable to officers, other employees, directors, and independent contractors, and in all cases shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the purchase price per share of the shares subject to such option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.

(b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish an applicable Performance Period and Performance Measures which shall be satisfied or met as a condition to the grant of such option or to the exercisability of all or a portion of such option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

(c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company's satisfaction).

2.2    Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

APPENDIX A

(a)Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR (or, if earlier, the date of grant of the option for which the SAR is exchanged or substituted).

Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the base price per share of the shares subject to such SAR may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares.

(b) Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option and no Free-Standing SAR shall be exercised later than ten years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.3(c), or such shares shall be transferred to the holder in book entry form with restrictions on the Shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.3(d). Prior to the exercise of a stock-settled SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

(c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.3    Termination of Employment or Service. All of the terms relating to the exercise, cancellation or other disposition of an option or SAR (i) upon a termination of employment or service with the Company of the holder of such option or SAR, as the case may be, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

2.4    No Repricing. The Committee shall not, without the approval of the stockholders of the Company, (i) reduce the purchase price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another such option or SAR with a lower purchase price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the purchase price of such option or base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation, in each case, other than in connection with a Change in Control or the adjustment provisions set forth in Section 5.7.

2.5    No Dividend Equivalents. Notwithstanding anything in an Agreement to the contrary, the holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such option or SAR.

III.	STOCK AWARDS

APPENDIX A

3.1    Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is an Unrestricted Stock Award, a Restricted Stock Award or a Restricted Stock Unit Award.

3.2    Terms of Unrestricted Stock Awards. The number of shares of Common Stock subject to an Unrestricted Stock Award shall be determined by the Committee. Unrestricted Stock Awards shall not be subject to any Restriction Periods or Performance Measures; provided, however, that Unrestricted Stock Awards shall be limited to (i) awards to Non-Employee Directors, (ii) awards to newly hired employees, (iii) awards made in lieu of a cash bonus or (iv) awards granted under this Plan with respect to the number of shares Common Stock which, in the aggregate, does not exceed five percent (5%) of the total number of shares available for awards under this Plan. Upon the grant of an Unrestricted Stock Award, subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award or such shares shall be transferred to the holder in book entry form.

3.3    Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company's right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

(d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock. Notwithstanding the foregoing, a distribution or dividend with respect to shares of Common Stock, including a regular cash dividend, shall not be paid on a current basis but instead shall be deposited with the Company and shall be subject to the same restrictions as the shares of Restricted Stock with respect to which such distribution was made.

3.4    Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

APPENDIX A

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Unit Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. For the avoidance of doubt, any dividend equivalents with respect to Restricted Stock Units that are subject to vesting conditions shall not be paid on a current basis but instead shall be subject to the same vesting conditions as the underlying awards. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

3.5    Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award (i) upon a termination of employment or service with the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

IV.	PERFORMANCE AWARDS

4.1    Performance Awards. The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.

4.2    Terms of Performance Awards. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)Value of Performance Awards and Performance Measures. The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

(b)Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c)Settlement of Vested Performance Awards. The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.3(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.3(d). Any dividends or dividend equivalents with respect to a Performance Award shall be subject to the same restrictions as such Performance Award. Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

4.3    Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability,

APPENDIX A

retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

V.	GENERAL

5.1    Effective Date and Term of Plan. This Plan shall be submitted to the stockholders of the Company for approval at the Company’s 2020 annual meeting of stockholders and shall become effective as of the date on which the Plan was approved by stockholders (the “Effective Date”). This Plan shall terminate as of the first annual meeting of the Company’s stockholders to occur on or after the tenth anniversary of the Effective Date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Stock Option may be granted later than ten years after the date on which the Plan was approved by the Board. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

5.2    Amendments. The Board may amend this Plan as it shall deem advisable; provided, however, that no amendment to the Plan shall be effective without the approval of the Company’s stockholders if (i) stockholder approval is required by applicable law, rule or regulation, including any rule of The New York Stock Exchange, or, if the Common Stock is not listed on The New York Stock Exchange, any rule of the principal national stock exchange on which the Common Stock is then traded, or (ii) such amendment seeks to modify the Non-Employee Director compensation limit set forth in Section 1.4 or the prohibition on repricing set forth in Section 2.4; provided, however, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.

5.3    Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. To the extent required by the Company, no award shall be valid until an Agreement is executed by the Company and executed or electronically accepted by the recipient of such award. Upon such execution or acceptance and delivery of the Agreement to the Company within the time period specified by the Company, such award shall be effective as of the effective date set forth in the Agreement.

5.4    Non-Transferability. No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder's family members, a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder or pursuant to a domestic relations order, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder's lifetime only by the holder or the holder's legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

5.5    Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option and except as may be prohibited by applicable law, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise, or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount

APPENDIX A

determined by applying the minimum statutory withholding rate (or, if permitted by the Company, such other rate as will not cause adverse accounting consequences under the accounting rules then in effect, and is permitted under applicable IRS withholding rules). Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

5.6    Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5.7    Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation or any successor or replacement accounting standard) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per security), the terms of each outstanding Stock Award (including the number and class of securities subject thereto), and the terms of each outstanding Performance Award (including the number and class of securities subject thereto), shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

5.8    Change in Control.

(a) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control, the Board (as constituted prior to such Change in Control) may, in its discretion:

(i) require that (A) some or all outstanding options and SARs shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (B) the Restriction Period applicable to some or all outstanding awards shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (C) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (D) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target, maximum or any other interim level;

(ii) require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5.7; and/or

(iii) require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment or other property in an amount equal to (x) in the case of an option or an SAR, the aggregate number of shares of Common Stock then subject to the portion of such option or SAR surrendered, to the extent such option or SAR is then exercisable or becomes exercisable pursuant to Section 5.8(a)(i), multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the purchase price or base price per share of Common Stock subject to such option or SAR, (y) in the case of a Stock Award or Performance Award denominated in shares of Common Stock, the number of shares of Common Stock then subject to the portion of such award surrendered, to the extent the Restriction Period and Performance Period, if any, on such award have lapsed or will lapse pursuant to Section 5.8(a)(i) and to the extent that the Performance Measures, if any, have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i), multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (z) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered, to the extent the Performance Period applicable so such award has lapsed or will lapse pursuant to Section 5.8(a)(i) and to the extent the Performance Measures applicable to such

APPENDIX A

award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i); (B) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash or other property pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.

(b)     For purposes of this Plan, “Change in Control” means the occurrence of any of the following:

(i) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its Subsidiaries or any employee benefit plan (or related trust) of the Company or its Subsidiaries, or any entity with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding equity of such entity and the combined voting power of the then outstanding voting equity of such entity entitled to vote generally in the election of all or substantially all of the members of such entity's governing body is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

(ii) The consummation of a reorganization, merger or consolidation of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation; or

(iii) during any twelve (12) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; or

(iv) a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

5.9    Deferrals. The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

5.10    No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

5.11    Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

APPENDIX A

5.12    Designation of Beneficiary. To the extent permitted by the Company, a holder of an award may file with the Company a written designation of one or more persons as such holder's beneficiary or beneficiaries (both primary and contingent) in the event of the holder's death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company.

Each beneficiary designation shall become effective only when filed in writing with the Company during the holder's lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations.

If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award hereunder held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder's executor, administrator, legal representative or similar person.

5.13    Awards Subject to Clawback. The awards granted under this Plan and any cash payment or shares of Common Stock delivered pursuant to such an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable award Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

5.13    Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.14    Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside of the United States on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

THERMON GROUP HOLDINGS, INC.
C/O BROADRIDGE CORPORATE ISSUER SERVICES INC.
PO BOX 1342
BRENTWOOD, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 07/21/2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 07/21/2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR all of the listed director nominees:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

02 0000000000

1. Election of Directors

Nominees

01 John U. Clarke
02 Linda A. Dalgetty
03 Roger L. Fix
04 Marcus J. George
05 Kevin J. McGinty
06 John T. Nesser, III
07 Michael W. Press
08 Bruce A. Thames

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000470715_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and 10K Wrap are available at www.proxyvote.com.

THERMON GROUP HOLDINGS, INC.
7171 Southwest Parkway
Building 300, Suite 200
Austin, Texas 78735
THIS PROXY IS SOLICIED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Bruce Thames, Jay Peterson and Ryan Tarkington as proxies, each with full power of substitution, to represent and vote as directed and permitted on the reverse side, all the shares of Common Stock of Thermon Group Holdings, Inc. held of record by the undersigned on June 1, 2020, at the Annual Meeting of Stockholders to be held at the 100 Thermon Drive, San Marcos, Texas 78666 on July 22, 2020, 11:30 a.m. Central Time, or any adjournment or postponement thereof, upon the matters set forth in the Proxy Statement for the Annual Meeting of Stockholders and, in their judgment and discretion, upon such other business as may properly come before the Annual Meeting of Stockholders. Any and all proxies heretofore given are hereby revoked.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000470715_2 R1.0.1.18